UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------

                       Franklin California Tax-Free Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (650) 312-2000
                                                           --------------

Date of fiscal year end:  6/30
                          ----

Date of reporting period: 12/31/09
                          --------

Item 1. Reports to Stockholders.



DECEMBER 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin California Insured Tax-Free Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                TAX-FREE INCOME

                                   FRANKLIN
                           CALIFORNIA TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................    1
SEMIANNUAL REPORT
State Update and Municipal Bond Market Overview ..........................    4
Franklin California Insured Tax-Free Income Fund .........................    7
Franklin California Intermediate-Term Tax-Free Income Fund ...............   15
Franklin California Tax-Exempt Money Fund ................................   23
Financial Highlights and Statements of Investments .......................   27
Financial Statements .....................................................   58
Notes to Financial
Statements ...............................................................   63
Shareholder Information ..................................................   74

Shareholder Letter

Dear Shareholder:

In the third and fourth quarters of 2009, U.S. economic activity improved compared with the second quarter, while recent economic releases pointed to an easing of the global recession. Many observers think the recession is already over and the recovery has started. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Fed Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

The municipal bond market experienced a healthy rebound in the six-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +6.10% and securities with maturities 22 years and longer, which make up a significant portion of our insured portfolio, returned +10.06%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

Franklin California Tax-Free Trust's semiannual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

State Update and Municipal Bond Market Overview

California's large, diverse and wealthy economy has a gross state product of $1.8 trillion and is responsible for 13% of U.S. gross domestic product.(1) If California were a country, it would have the 10th largest economy in the world.(1) However, during the six months under review, the state's economy remained weak and is not expected to experience an economic rebound sooner than the nation as a whole. Its unemployment rate rose sharply to 12.4% by December 2009, higher than the 10.0% national rate.(2) Some positive trends that may bode well for California's growth prospects are its well-educated workforce, capacity to attract venture capital, prominence in the growing biotechnology and alternative energy industries, and stabilizing real estate market.

Limited fiscal flexibility, a difficult political environment and weak revenue collections made the state financially vulnerable during the current downturn. Approval by two-thirds of the legislature is required to pass a budget and the governor needs legislative consent to raise revenues or order spending cuts. Additionally, voter approval is required to issue general obligation or deficit bonds. On July 28, 2009, Governor Schwarzenegger signed an amended budget passed by the California Senate and General Assembly. The budget closed a gap of more than $24 billion through cuts, raids on local funds, accounting maneuvers and one-time revenues.(1) Revenue declines and litigation since the state passed its budget amendments contributed to a current-year shortfall. The State Department of Finance reported in September that revenues were $800 million below forecast.(1) Furthermore, the state lost litigation regarding almost $1 billion of transportation-related spending.1

The state's tax-supported debt was moderate at $1,990 per capita or 4.8% of personal income.(3) However, with California implementing a long-term strategic plan with voter-authorized projects necessary to support ongoing economic growth, its debt burden is likely to increase in the next few years.

During the period, independent credit rating agency Moody's Investors Service confirmed its Baa1 rating for California's general obligation bonds.(4) The rating reflected budget amendments, which relied on one-time solutions to solve the

(1.) Source: Moody's Investors Service, "New Issue: Moody's Assigns Baa1 to
     Approximately $1.5 B State of California General Obligation Bonds; Outlook is Stable," 10/28/09.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Standard & Poor's, "Summary: California; General Obligation; Note,"
     RATINGSDIRECT, 11/2/09.

(4.) This does not indicate Moody's rating of the Fund.


                             4 | Semiannual Report
current fiscal problems but that will likely result in future budget gaps in upcoming years. Nonetheless, the outlook is stable based on Moody's expectation that the state will deal with any further challenges to its budgetary balance and liquidity without another major cash crisis.

During the six-month period ended December 31, 2009, the municipal bond market posted a +6.10% total return, as measured by the Barclays Capital (BC) Municipal Bond Index.(5) The municipal bond market posted not only solid absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index had a +0.77% total return for the reporting period.(6)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. In the second and third quarters of 2009, Moody's elevated the rating of 185 state and local government issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(7) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up +9.56%, compared with the BC Aaa Municipal Bond Index's +4.19% total return.(8)

Further aiding positive municipal bond performance during the reporting period was a benign inflationary environment. The Consumer Price Index (CPI) and Producer Price Index (PPI) reported negative year-over-year changes in four of the six months under review. Historically, a low inflation outlook has provided

(5.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(6.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(7.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(8.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                              Semiannual Report | 5
confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the Congressional Budget Office's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 430 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) Municipal Swap Index and the Bloomberg Fair Value 30-Year AAA Index.(9) The 10-year average using the same indexes was 251 basis points.(9)

Tax-free bond supply also affected municipal bond market performance over the past six months. In 2009, tax-exempt bond issuance contracted slightly compared with 2008. The decline of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply of tax-exempt offerings during 2009 are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. We think these new, subsidized, taxable municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep our portfolios fully invested, which helped support the insured and intermediate-term Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(9.) Sources: Thomson Financial; Bloomberg LP. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.


                             6 | Semiannual Report

Franklin California Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.(1, 2)

CREDIT QUALITY BREAKDOWN*

Franklin California Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/09**

                                  (PIE CHART)

AAA ....................   44.9%
AA .....................   10.7%
A ......................   34.8%
BBB ....................    2.9%
Not Rated by S&P .......    6.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. Not Rated by S&P

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.1%      0.8%
AA or Aa       1.5%      0.1%
A              1.3%      2.3%
BBB or Baa      --       0.6%
               ---       ---
Total          2.9%      3.8%
               ===       ===

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's semiannual report for the six months ended December 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                              Semiannual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund

                             DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
July        4.60 cents   4.08 cents   4.06 cents     4.69 cents
August      4.60 cents   4.08 cents   4.06 cents     4.69 cents
September   4.60 cents   4.07 cents   4.06 cents     4.69 cents
October     4.60 cents   4.07 cents   4.06 cents     4.69 cents
November    4.60 cents   4.07 cents   4.06 cents     4.69 cents
December    4.50 cents   3.94 cents   3.93 cents     4.60 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.45 on June 30, 2009, to $11.88 on December 31, 2009. The Fund's Class A shares paid dividends totaling 27.37 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.35%, based on an annualization of the current 4.50 cent per share dividend and the maximum offering price of $12.41 on December 31, 2009. An investor in the 2010 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 7.38% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply led to higher municipal bond prices, which reduced the Fund's income and caused dividends to decline.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             8 | Semiannual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin California Insured
Tax-Free Income Fund
12/31/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
General Obligation                         23.4%
Prerefunded                                14.9%
Hospital & Health Care                     14.3%
Subject to Government Appropriations       12.3%
Transportation                             11.9%
Utilities                                   9.1%
Tax-Supported                               6.3%
Higher Education                            3.5%
Other Revenue                               2.7%
Housing                                     1.6%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 9

Performance Summary as of 12/31/09

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCIX)                     CHANGE   12/31/09   6/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.43    $11.88     $11.45
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                   $0.2737

CLASS B (SYMBOL: FRCBX)                     CHANGE   12/31/09   6/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.43    $11.94     $11.51
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                   $0.2418

CLASS C (SYMBOL: FRCAX)                     CHANGE   12/31/09   6/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.44    $12.01     $11.57
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                   $0.2410

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   12/31/09   6/30/09
---------------------------                 ------   --------   -------
Net Asset Value (NAV)                       +$0.44    $11.89     $11.45
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                   $0.2792


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                     6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                     -------          ------   ------   -------
Cumulative Total Return(1)                   +6.17%          +11.62%  +16.90%  +62.97%
Average Annual Total Return(2)               +1.64%           +6.92%   +2.28%   +4.55%
   Distribution Rate(3)                               4.35%
   Taxable Equivalent Distribution Rate(4)            7.38%
   30-Day Standardized Yield(5)                       3.93%
   Taxable Equivalent Yield(4)                        6.68%
   Total Annual Operating Expenses(6)                 0.61%

                                                                               INCEPTION
CLASS B                                     6-MONTH          1-YEAR   5-YEAR    (2/1/00)
-------                                     -------          ------   ------   ---------
Cumulative Total Return(1)                   +5.86%          +10.97%  +13.68%   +57.79%
Average Annual Total Return(2)               +1.86%           +6.97%   +2.26%    +4.71%
   Distribution Rate(3)                               3.96%
   Taxable Equivalent Distribution Rate(4)            6.72%
   30-Day Standardized Yield(5)                       3.52%
   Taxable Equivalent Yield(4)                        5.99%
   Total Annual Operating Expenses(6)                 1.16%

CLASS C                                     6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                     -------          ------   ------   -------
Cumulative Total Return(1)                   +5.90%          +10.98%  +13.74%  +54.25%
Average Annual Total Return(2)               +4.90%           +9.98%   +2.61%   +4.43%
   Distribution Rate(3)                               3.93%
   Taxable Equivalent Distribution Rate(4)            6.67%
   30-Day Standardized Yield(5)                       3.55%
   Taxable Equivalent Yield(4)                        6.04%
   Total Annual Operating Expenses(6)                 1.16%

ADVISOR CLASS(7)                            6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                            -------          ------   ------   -------
Cumulative Total Return(1)                   +6.31%          +11.81%  +17.12%  +63.28%
Average Annual Total Return(2)               +6.31%          +11.81%   +3.21%   +5.03%
   Distribution Rate(3)                               4.64%
   Taxable Equivalent Distribution Rate(4)            7.87%
   30-Day Standardized Yield(5)                       4.24%
   Taxable Equivalent Yield(4)                        7.21%
   Total Annual Operating Expenses(6)                 0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 12/31/09.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and California personal income tax rate of 41.21%, based on the federal income tax rate of 35.00%.

(5.) The 30-day standardized yield for the 30 days ended 12/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.95% and +9.31%.


                             12 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                          -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000           $1,061.70              $3.12
Hypothetical (5% return before expenses)        $1,000           $1,022.18              $3.06
CLASS B
Actual                                          $1,000           $1,058.60              $5.92
Hypothetical (5% return before expenses)        $1,000           $1,019.46              $5.80
CLASS C
Actual                                          $1,000           $1,059.00              $5.97
Hypothetical (5% return before expenses)        $1,000           $1,019.41              $5.85
ADVISOR CLASS
Actual                                          $1,000           $1,063.10              $2.60
Hypothetical (5% return before expenses)        $1,000           $1,022.68              $2.55

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.14%; C: 1.15%; and Advisor:
     0.50%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin California Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*

Franklin California Intermediate-Term Tax-Free Income Fund
12/31/09

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          12.8%
AA                           20.3%
A                            46.7%
BBB                           7.9%
Below Investment Grade        0.5%
Not Rated by S&P             11.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                   --      1.2%
A                          1.2%      2.7%
BBB or Baa                 2.2%      4.0%
Below Investment Grade     0.5%       --
                           ---       ---
Total                      3.9%      7.9%
                           ===       ===

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's semiannual report for the six months ended December 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                             Semiannual Report | 15

DIVIDEND DISTRIBUTIONS*

Franklin California Intermediate-Term Tax-Free Income Fund

                       DIVIDEND PER SHARE
            ---------------------------------------
MONTH         CLASS A      CLASS C    ADVISOR CLASS
-----       ----------   ----------   -------------
July        3.77 cents   3.26 cents     3.86 cents
August      3.77 cents   3.26 cents     3.86 cents
September   3.82 cents   3.31 cents     3.91 cents
October     3.82 cents   3.31 cents     3.91 cents
November    3.82 cents   3.31 cents     3.91 cents
December    3.82 cents   3.28 cents     3.91 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.87 on June 30, 2009, to $11.24 on December 31, 2009. The Fund's Class A shares paid dividends totaling 22.76 cents per share for the same period.(2) The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99%, based on an annualization of the current 3.82 cent per share dividend and the maximum offering price of $11.50 on December 31, 2009. An investor in the 2010 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 6.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             16 | Semiannual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Hospital & Health Care                    19.5%
Subject to Government Appropriations      19.1%
General Obligation                        17.1%
Tax-Supported                             11.3%
Utilities                                 10.2%
Other Revenue                              6.5%
Prerefunded                                6.5%
Housing                                    4.8%
Transportation                             4.3%
Higher Education                           0.7%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 17

Performance Summary as of 12/31/09

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKCIX)                    CHANGE   12/31/09   6/30/09
-----------------------                    ------   --------   -------
Net Asset Value (NAV)                      +$0.37    $11.24     $10.87
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                  $0.2276

CLASS C (SYMBOL: FCCIX)                    CHANGE   12/31/09   6/30/09
-----------------------                    ------   --------   -------
Net Asset Value (NAV)                      +$0.38    $11.27     $10.89
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                  $0.1967

ADVISOR CLASS (SYMBOL: FRCZX)              CHANGE   12/31/09   6/30/09
-----------------------------              ------   --------   -------
Net Asset Value (NAV)                      +$0.38    $11.25     $10.87
DISTRIBUTIONS (7/1/09-12/31/09)
Dividend Income                  $0.2329


                             18 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A(1)                                  6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------                                  -------          ------   ------   -------
Cumulative Total Return(2)                   +5.52%          +12.36%  +16.90%  +56.13%
Average Annual Total Return(3)               +3.15%           +9.83%   +2.70%   +4.32%
   Distribution Rate(4)                               3.99%
   Taxable Equivalent Distribution Rate(5)            6.77%
   30-Day Standardized Yield(6)                       3.35%
   Taxable Equivalent Yield(5)                        5.70%
   Total Annual Operating Expenses(7)                 0.66%

                                                                               INCEPTION
CLASS C                                     6-MONTH          1-YEAR   5-YEAR    (7/1/03)
-------                                     -------          ------   ------   ---------
Cumulative Total Return(2)                   +5.31%          +11.83%  +13.82%    +18.81%
Average Annual Total Return(3)               +4.31%          +10.83%   +2.62%     +2.69%
   Distribution Rate(4)                               3.49%
   Taxable Equivalent Distribution Rate(5)            5.92%
   30-Day Standardized Yield(6)                       2.87%
   Taxable Equivalent Yield(5)                        4.88%
   Total Annual Operating Expenses(7)                 1.21%

ADVISOR CLASS(8)                            6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                            -------          ------   ------   -------
Cumulative Total Return(2)                   +5.66%          +12.57%  +17.13%  +56.43%
Average Annual Total Return(3)               +5.66%          +12.57%   +3.21%   +4.58%
   Distribution Rate(4)                               4.17%
   Taxable Equivalent Distribution Rate(5)            7.07%
   30-Day Standardized Yield(6)                       3.54%
   Taxable Equivalent Yield(5)                        6.02%
   Total Annual Operating Expenses(7)                 0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 19

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 12/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and California personal income tax rate of 41.21%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 12/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.46% and +9.75%.


                             20 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                            VALUE 7/1/09      VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                          -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000           $1,055.20              $3.37
Hypothetical (5% return before expenses)        $1,000           $1,021.93              $3.31
CLASS C
Actual                                          $1,000           $1,053.10              $6.21
Hypothetical (5% return before expenses)        $1,000           $1,019.16              $6.11
ADVISOR CLASS
Actual                                          $1,000           $1,056.60              $2.85
Hypothetical (5% return before expenses)        $1,000           $1,022.43              $2.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             22 | Semiannual Report

Franklin California Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

This semiannual report for Franklin California Tax-Exempt Money Fund covers the six months ended December 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

With short-term interest rates in the 0% to 0.25% range, money market portfolio yields remained very low during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield stayed at 0.00% from the beginning of the period to December 31, 2009.

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's total assets in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                             Semiannual Report | 23

PORTFOLIO BREAKDOWN

Franklin California Tax-Exempt Money Fund

12/31/09

                       % OF TOTAL
                      INVESTMENTS
                      -----------
Variable Rate Notes      91.1%
Notes and Bonds           8.9%

PERFORMANCE SUMMARY

Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
12/31/09

Seven-day effective yield(1)        0.00%
Seven-day annualized yield          0.00%
Taxable equivalent yield(2)         0.00%
Total annual operating expenses(3)  0.57%

(1.) Seven-day effective yield assumes the compounding of daily dividends, if any.

(2.) Taxable equivalent yield assumes the published rates as of 12/24/09 for the maximum combined effective federal and California personal income tax rate of 41.21%, based on the federal income tax rate of 35.00%.

(3.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. To avoid a negative yield, the Fund administrator, investment manager and/or transfer agent have voluntarily agreed to waive or limit their respective fees, assume as their own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund. These waivers, expense reimbursements and capital infusions, which are not reflected in the table above, are voluntary and may be modified or discontinued by the Fund administrator, investment manager and/or transfer agent at any time. There is no guarantee the Fund will be able to avoid a negative yield.

     Annualized and effective yields are for the seven-day period ended 12/31/09. The Fund's average weighted maturity was 20 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

MANAGER'S DISCUSSION

During the period under review, short-term municipal bond yields remained historically low, as the Federal Open Market Committee (FOMC) kept the federal funds target rate in a 0% to 0.25% range and the discount rate at 0.50%. In addition, variable rate demand note issuance was down approximately 72% in 2009 compared with last year.(2) During the reporting period, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, had a rate that ranged from a high of 0.43% in the middle of August to a low of 0.22% in the beginning of December.(3) Franklin California Tax-Exempt Money Fund continued to be very selective in purchasing high-quality securities. This resulted in a 0.00% yield throughout the reporting period.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) Source: THE BOND BUYER, 12/31/09.

(3.) Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.


                             24 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                          -----------------   --------------   -----------------------
Actual                                          $1,000           $1,000.00              $1.26
Hypothetical (5% return before expenses)        $1,000           $1,023.95              $1.28

* Expenses are calculated using the most recent annualized six-month expense ratio 0.25%, net of voluntary expense waivers, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             26 | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                     2009     ------------------------------------------------------------------
CLASS A                                          (UNAUDITED)     2009          2008          2007          2006          2005
-------                                          ------------ ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...........  $    11.45  $    12.19    $    12.48    $    12.43    $    12.85    $    12.24
                                                  ----------  ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ....................        0.27        0.55          0.54          0.54          0.55          0.55
   Net realized and unrealized gains (losses) ..        0.43       (0.75)        (0.29)         0.05         (0.43)         0.62
                                                  ----------  ----------    ----------    ----------    ----------    ----------
Total from investment operations ...............        0.70       (0.20)         0.25          0.59          0.12          1.17
                                                  ----------  ----------    ----------    ----------    ----------    ----------
Less distributions from net investment income ..       (0.27)      (0.54)        (0.54)        (0.54)        (0.54)        (0.56)
                                                  ----------  ----------    ----------    ----------    ----------    ----------
Redemption fees(c) .............................          --          --(d)         --(d)         --(d)         --(d)         --(d)
                                                  ----------  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .................  $    11.88  $    11.45    $    12.19    $    12.48    $    12.43    $    12.85
                                                  ==========  ==========    ==========    ==========    ==========    ==========
Total return(e) ................................        6.17%      (1.54)%        1.98%         4.79%         0.96%         9.70%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................        0.60%       0.61%         0.61%         0.61%         0.61%         0.61%
Net investment income ..........................        4.58%       4.74%         4.33%         4.29%         4.34%         4.38%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $1,866,004  $1,780,448    $1,875,898    $1,810,358    $1,751,279    $1,780,642
Portfolio turnover rate ........................       10.73%      13.04%        13.14%         6.77%         5.75%         3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31,                  YEAR ENDED JUNE 30,
                                                     2009     ----------------------------------------------------
CLASS B                                           (UNAUDITED)   2009        2008       2007       2006       2005
-------                                          ------------ --------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...........   $ 11.51     $ 12.26    $ 12.54    $ 12.49    $ 12.91    $ 12.29
                                                   -------     -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ....................      0.24        0.49       0.47       0.48       0.48       0.49
   Net realized and unrealized gains (losses) ..      0.43       (0.76)     (0.28)      0.04      (0.43)      0.62
                                                   -------     -------    -------    -------    -------    -------
Total from investment operations ...............      0.67       (0.27)      0.19       0.52       0.05       1.11
                                                   -------     -------    -------    -------    -------    -------
Less distributions from net investment income ..     (0.24)      (0.48)     (0.47)     (0.47)     (0.47)     (0.49)
                                                   -------     -------    -------    -------    -------    -------
Redemption fees(c) .............................        --          --(d)      --(d)      --(d)      --(d)      --(d)
                                                   -------     -------    -------    -------    -------    -------
Net asset value, end of period .................   $ 11.94     $ 11.51    $ 12.26    $ 12.54    $ 12.49    $ 12.91
                                                   =======     =======    =======    =======    =======    =======
Total return(e) ................................      5.86%      (2.14)%     1.49%      4.20%      0.41%      9.15%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................      1.14%       1.15%      1.16%      1.16%      1.16%      1.16%
Net investment income ..........................      4.04%       4.20%      3.78%      3.74%      3.79%      3.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $25,321     $31,963    $48,875    $59,127    $68,922    $78,038
Portfolio turnover rate ........................     10.73%      13.04%     13.14%      6.77%      5.75%      3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31,                  YEAR ENDED JUNE 30,
                                                     2009     --------------------------------------------------------
CLASS C                                           (UNAUDITED)   2009        2008        2007        2006        2005
-------                                          ------------ --------    --------    --------    --------    --------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $  11.57   $  12.32    $  12.60    $  12.55    $  12.97    $  12.34
                                                   --------   --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................       0.24       0.49        0.47        0.48        0.48        0.49
   Net realized and unrealized gains (losses) ..       0.44      (0.76)      (0.28)       0.04       (0.43)       0.63
                                                   --------   --------    --------    --------    --------    --------
Total from investment operations ...............       0.68      (0.27)       0.19        0.52        0.05        1.12
                                                   --------   --------    --------    --------    --------    --------
Less distributions from net investment income ..      (0.24)     (0.48)      (0.47)      (0.47)      (0.47)      (0.49)
                                                   --------   --------    --------    --------    --------    --------
Redemption fees(c) .............................         --         --(d)       --(d)       --(d)       --(d)       --(d)
                                                   --------   --------    --------    --------    --------    --------
Net asset value, end of period .................   $  12.01   $  11.57    $  12.32    $  12.60    $  12.55    $  12.97
                                                   ========   ========    ========    ========    ========    ========
Total return(e) ................................       5.90%     (2.15)%      1.48%       4.17%       0.40%       9.19%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       1.15%      1.16%       1.16%       1.16%       1.16%       1.16%
Net investment income ..........................       4.03%      4.19%       3.78%       3.74%       3.79%       3.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $224,761   $186,238    $163,407    $139,476    $133,560    $129,156
Portfolio turnover rate ........................      10.73%     13.04%      13.14%       6.77%       5.75%       3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED    PERIOD ENDED
                                                     DECEMBER 31, 2009     JUNE 30,
ADVISOR CLASS                                           (UNAUDITED)         2009(a)
-------------                                        -----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $11.45           $11.33
                                                           ------           ------
Income from investment operations(b):
   Net investment income(c) ......................           0.28             0.37
   Net realized and unrealized gains (losses) ....           0.44             0.12
                                                           ------           ------
Total from investment operations .................           0.72             0.49
                                                           ------           ------
Less distributions from net investment income ....          (0.28)           (0.37)
                                                           ------           ------
Net asset value, end of period ...................         $11.89           $11.45
                                                           ------           ------
Total return(d) ..................................           6.31%            4.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................           0.50%            0.51%
Net investment income ............................           4.68%            4.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................         $7,797           $2,100
Portfolio turnover rate ..........................          10.73%           13.04%

(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS 98.9%
    CALIFORNIA 98.9%
    ABAG Finance Authority for Nonprofit Corps. California Health Facilities
       Revenue, Institute on Aging, California Mortgage Insured,
       5.65%, 8/15/38 ..........................................................   $ 9,000,000   $    8,477,550
    ABAG Finance Authority for Nonprofit Corps. COP,
       Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24      1,950,000        1,950,156
       Lytton Gardens Inc., Refunding, California Mortgage Insured,
          6.00%, 2/15/30 .......................................................     3,500,000        3,500,210
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...........     5,000,000        5,003,500
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       Poway Retirement Housing Foundation Housing Inc. Project, Series A,
       California Mortgage Insured, 5.375%, 11/15/25 ...........................     5,145,000        5,149,528
       Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured,
          5.60%, 4/01/26 .......................................................     2,750,000        2,756,600
    Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC
       Insured, zero cpn., 8/01/25 .............................................     9,045,000        4,212,347
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn.
       to 10/01/12, ............................................................
       5.25% thereafter, 10/01/21 ..............................................    64,660,000       52,238,814
       5.45% thereafter, 10/01/25 ..............................................    25,000,000       19,621,750
    Alameda Power and Telecommunication Electric System Revenue COP, Refunding,
       Series A, NATL Insured, 5.75%, 7/01/30...................................     3,305,000        3,354,377
    Alhambra City Elementary School District GO, Capital Appreciation, Election
       of 1999, Series B, FGIC Insured, zero cpn., 9/01/27......................     3,035,000        1,009,046
    Alisal USD, GO, Capital Appreciation, Election of 2006, Series B, Assured
       Guaranty, zero cpn.,
       8/01/32 .................................................................     3,355,000          724,143
       8/01/33 .................................................................     3,610,000          716,513
       2/01/34 .................................................................     3,345,000          631,168
    Alum Rock Union Elementary School District GO, Election of 2008, Series A,
       Assured Guaranty, 5.00%, 8/01/33 ........................................    12,595,000       12,708,103
    Alvord USD, GO, Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 ....     9,070,000        9,132,492
    Anaheim PFAR, Distribution System, second lien, NATL Insured,
       5.00%, 10/01/29 .........................................................     5,000,000        5,012,150
    Antelope Valley UHSD, GO, Series A, NATL Insured, 5.00%, 2/01/27 ...........     5,000,000        5,040,400
    Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B,
       Assured Guaranty, 5.375%, 8/01/36 .......................................     3,130,000        3,192,037
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA
       Insured, zero cpn.,
       8/01/29 .................................................................     5,110,000        1,465,088
       8/01/33 .................................................................    11,690,000        2,443,678
       8/01/39 .................................................................     9,620,000        1,303,606
       8/01/46 .................................................................    27,665,000        2,356,228
    Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured,
       5.00%, 9/01/34 ..........................................................     4,315,000        3,661,407
    Auburn Public Financing Authority Wastewater Revenue, Assured Guaranty,
       5.50%, 6/01/39 ..........................................................     1,880,000        1,936,926
    Auburn USD, COP, Refinancing Project, Assured Guaranty, 5.00%, 6/01/38 .....    10,000,000        9,806,200
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
       11/01/27 ................................................................     2,415,000        2,527,781
       11/01/28 ................................................................     2,535,000        2,642,028
    Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%, 9/15/32 ......    10,430,000       10,595,628
    Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ....     4,000,000        4,106,680
    Baldwin Park USD, GO,
       Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/28..................................................................     5,810,000        1,869,658
       Election of 2006, FSA Insured, 5.00%, 8/01/31 ...........................     5,440,000        5,497,882
    Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ............     1,000,000        1,021,570


                             Semiannual Report | 31

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Brentwood Infrastructure Financing Authority Infrastructure Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 9/02/32 ........................   $ 3,790,000   $    3,910,674
    Buckeye USD, GO, Election of 2006, FSA Insured, 5.00%, 8/01/32 .............    10,705,000       10,912,891
    Cabrillo Community College District GO,
       Capital Appreciation, Election of 2004, Series B, NATL Insured, zero
          cpn., 8/01/39 ........................................................    12,570,000        1,927,610
       Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26 ..................     5,400,000        5,596,938
    California Community College Financing Authority Lease Revenue, Grossmont
       Palomar and Shasta, Series A, NATL Insured, 5.125%, 4/01/31 .............     3,030,000        3,008,426
    California Educational Facilities Authority Revenue, Stanford University,
       Refunding, Series O, 5.125%, 1/01/31 ....................................    24,705,000       24,708,953
    California Health Facilities Financing Authority Revenue,
       Asian Community Center, Series A, California Mortgage Insured,
          5.00%, 4/01/37 .......................................................    10,550,000        9,639,957
       Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ........     8,765,000        8,637,820
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ...........    12,995,000       12,808,392
       Community Health Facilities, Series A, California Mortgage Insured,
          5.80%, 8/01/25 .......................................................     1,020,000        1,022,213
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ........................    15,400,000       15,444,352
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .......................     5,000,000        5,034,300
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .......................     4,000,000        4,027,440
       Marshall Hospital, Refunding, Series A, California Mortgage Insured,
          5.30%, 11/01/28 ......................................................     3,005,000        3,005,421
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .............     5,000,000        4,537,900
       Orange County Health Facility, Series A, California Mortgage Insured,
          6.20%, 11/01/24 ......................................................     3,435,000        3,435,275
       Senior Living, Aldersly, Series A, California Mortgage Insured,
          5.25%, 3/01/32 .......................................................     2,000,000        1,800,940
       Sutter Health, Refunding, Series A, NATL Insured, 5.00%, 8/15/19 ........     1,585,000        1,602,340
       Sutter Health, Refunding, Series A, NATL Insured, 5.00%, 8/15/38 ........     3,735,000        3,461,000
       Sutter Health, Series A, BHAC Insured, 5.00%, 11/15/42 ..................    15,000,000       14,831,850
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..     4,755,000        4,755,285
       True to Life Children's Services, Series A, California Mortgage Insured,
          5.625%, 9/01/25 ......................................................     1,250,000        1,251,675
    California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn.
       to 2/01/10, 6.30% thereafter, 8/01/31 ...................................       240,000          239,220
    California Infrastructure and Economic Development Bank Revenue, Bay Area
       Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded,
       5.00%, 7/01/33 ..........................................................     8,460,000        9,907,337
    California Municipal Finance Authority Senior Living Revenue, Pilgrim
       Place Claremont,
    California Mortgage Insured, Series A, 5.875%, 5/15/29 .....................     2,895,000        2,901,977
       6.125%, 5/15/39 .........................................................     5,830,000        5,889,408
    California PCFA, PCR, Southern California Edison Co., Refunding, Series C,
       NATL Insured, 5.55%, 9/01/31 ............................................     4,800,000        4,493,424
    California Public School District Financing Authority Lease Revenue,
       Southern Kern USD, Series B, FSA Insured, ETM, 5.90%, 9/01/26 ...........     1,615,000        1,985,223
(a) California School Facilities Financing Authority Revenue, Azusa USD,
       Series A, FSA Insured, 5.00%, 8/01/32 ...................................    10,000,000        9,866,500
    California State Department of Water Resources Water Revenue,
       Central Valley Project, Series AC, NATL Insured, Pre-Refunded,
       5.00%, 12/01/26 .........................................................        40,000           46,593
       Central Valley Project, Series AD, FSA Insured, Pre-Refunded,
       5.00%, 12/01/26 .........................................................        25,000           29,129
       FSA Insured, Pre-Refunded, 5.125%, 12/01/29 .............................       115,000          125,036
       Refunding, FSA Insured, 5.125%, 12/01/29 ................................     4,885,000        5,067,210
    California State GO,
       FGIC Insured, 5.375%, 6/01/26 ...........................................     1,350,000        1,351,809
       NATL Insured, 6.00%, 8/01/16 ............................................       210,000          210,678


                             32 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       NATL Insured, 6.00%, 10/01/21 ...........................................   $    65,000   $       65,141
       Pre-Refunded, 5.125%, 6/01/31 ...........................................    24,705,000       26,336,271
       Refunding, 5.125%, 6/01/31 ..............................................       295,000          280,457
       Refunding, NATL Insured, 5.00%, 8/01/29 .................................       730,000          688,113
       Various Purpose, 5.00%, 11/01/32 ........................................    20,000,000       18,413,400
    California State Local Government Finance Authority Revenue, Marin Valley
       Mobile, Senior Series A, FSA Insured, 5.80%, 10/01/20 ...................     3,770,000        3,777,540
    California State Public Works Board Lease Revenue, Department of Mental
       Health Hospital, Series A, AMBAC Insured, 5.00%,
       12/01/21 ................................................................     4,100,000        3,999,304
       12/01/26 ................................................................     5,675,000        5,144,047
    California State University Foundation Revenue, Monterey Bay, NATL Insured,
       Pre-Refunded, 5.35%, 6/01/31 ............................................     2,000,000        2,138,340
    California State University of Los Angeles Auxiliary Services Inc. Revenue,
       NATL Insured, Pre-Refunded, 5.125%, 6/01/33 .............................     3,200,000        3,408,960
    California State University Revenue, Systemwide,
       Refunding, Series A, AMBAC Insured, 5.00%, 11/01/33 .....................    22,000,000       21,786,820
       Series A, FSA Insured, 5.00%, 11/01/33 ..................................    10,000,000       10,053,400
    California Statewide CDA,
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...................    12,250,000       11,304,422
       COP, NATL Insured, 5.00%, 4/01/18 .......................................     3,000,000        2,824,920
       COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 .............     5,895,000        5,902,899
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 .............................     7,000,000        7,012,810
       MFHR, 740 Olive Street, Series L, GNMA Secured, 4.90%, 7/20/39 ..........    13,475,000       13,206,713
       MFHR, 740 Olive Street, Series L, GNMA Secured, 5.10%, 7/20/50 ..........    10,000,000       10,008,400
       MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA
          Insured, 5.80%, 8/01/33 ..............................................     2,785,000        2,855,182
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ...................    17,000,000       16,340,060
       Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41 ....    17,000,000       17,197,200
       COP, John Muir/Mt. Diablo Health System, NATL Insured, 5.125%, 8/15/22 ..     5,000,000        5,000,500
       Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/28 .......    17,215,000       18,065,765
       Henry Mayo Newhall Memorial, Series B, AMBAC Insured, 5.05%, 10/01/28 ...     7,825,000        7,239,064
       Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ......     2,000,000        2,081,300
       Lodi Memorial Hospital, Series A, California Mortgage Insured,
          5.00%, 12/01/27 ......................................................    15,000,000       13,930,050
       Methodist Hospital of Southern California Project, FHA Insured,
          6.75%, 2/01/38 .......................................................    20,000,000       22,473,400
       Refunding, California Mortgage Insured, 5.00%, 8/01/21 ..................     2,035,000        2,012,045
       St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 .........     7,215,000        6,114,929
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .........    20,000,000       20,204,400
       Sutter Health, Series C, FSA Insured, 5.05%, 8/15/38 ....................    15,000,000       14,820,150
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing
       Program, Refunding,
       Series A, FSA Insured, 5.00%, 10/01/32 ..................................     9,320,000        9,534,453
       Series B, FSA Insured, 5.75%, 10/01/29 ..................................     1,465,000        1,468,956
    Carlsbad USD, COP, Series A, Assured Guaranty, 5.00%,
       10/01/34 ................................................................    14,000,000       13,630,680
       10/01/41 ................................................................     3,880,000        3,724,800
    Castaic Lake Water Agency Revenue COP, Series A, NATL Insured,
       5.00%, 8/01/29 ..........................................................     8,000,000        8,095,280


                             Semiannual Report | 33

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Central USD, GO, Election of 2008, Series A, Assured Guaranty,
       5.50%, 8/01/29 ..........................................................   $ 3,000,000   $    3,197,430
       5.625%, 8/01/33 .........................................................     3,500,000        3,672,760
    Chabot-Las Positas Community College District GO, Capital Appreciation
       Bonds, Series C, AMBAC Insured, zero cpn.,
       8/01/35 .................................................................    10,000,000        1,733,300
       8/01/36 .................................................................    10,000,000        1,596,300
       8/01/37 .................................................................    15,045,000        2,240,953
    Chaffey Community College District GO,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ........................       270,000          278,259
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 .....................     5,480,000        6,112,173
    Chico PFAR, Merged Redevelopment Project Area, NATL Insured,
       5.125%, 4/01/24 .........................................................     2,790,000        2,698,097
    Chino Basin Regional Financing Authority Revenue, Municipal Water District,
       Sewer System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ..........     2,000,000        2,006,460
    Chula Vista Elementary School District GO, Election of 1998, Series F, NATL
       Insured, 5.00%, 8/01/28 .................................................     2,685,000        2,754,300
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ........     3,265,000        3,284,623
    College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A,
       Assured Guaranty, 5.50%, 8/01/33 ........................................     5,000,000        5,246,300
    College of the Sequoias Visalia Area ID No. 2 GO, Election of 2008,
       Series A, Assured Guaranty, 5.50%, 8/01/33 ..............................     5,750,000        6,033,245
    Colton Joint USD, GO, Election of 2008, Series A, Assured Guaranty, 5.375%,
       8/01/34 .................................................................    10,665,000       10,771,863
    Compton USD, GO, Election of 2002, Series B, NATL Insured, Pre-Refunded,
       5.00%, 6/01/29 ..........................................................     2,000,000        2,313,780
    Corona-Norco USD,
       COP, Refunding, FSA Insured, 5.125%, 4/15/25 ............................     5,355,000        5,382,578
       COP, Refunding, FSA Insured, 5.125%, 4/15/29 ............................     2,540,000        2,550,693
       GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn.,
          3/01/25 ..............................................................     1,400,000          546,126
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 .....     2,320,000        1,020,081
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 .....     2,620,000        1,072,418
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 ....     4,655,000        1,718,952
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 ....     6,080,000        2,078,934
       GO, Election of 2006, Series B, Assured Guaranty, 5.375%, 2/01/34 .......    12,000,000       12,192,960
       GO, Election of 2006, Series C, Assured Guaranty, 5.50%, 8/01/39 ........     7,500,000        7,532,925
    Coronado CDA Tax Allocation, Community Development Project, NATL Insured,
       5.375%, 9/01/26 .........................................................     2,700,000        2,698,326
    Covina Public Financing Authority Wastewater Revenue, Assured Guaranty,
       5.375%, 10/01/29 ........................................................     6,550,000        6,844,881
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ..........     5,070,000        5,083,385
    Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22 ........     1,620,000        1,699,202
    Desert Sands USD, COP, Financing Project, FSA Insured, 5.75%, 3/01/24 ......    10,000,000       10,787,900
    East Bay MUD Water System Revenue, Refunding, NATL Insured, Pre-Refunded,
       5.00%, 6/01/26 ..........................................................    14,000,000       14,889,700
    East Side UHSD Santa Clara County GO,
       Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/38 ............     4,255,000        4,172,368
       Series F, FSA Insured, 5.00%, 8/01/35 ...................................    19,000,000       18,756,230
    El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured,
       5.25%, 10/01/35 .........................................................     6,200,000        6,220,398


                             34 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    El Monte UHSD, GO, Election of 2008, Series A, Assured Guaranty,
       5.50%, 6/01/34 ..........................................................   $11,355,000   $   11,571,313
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured,
       Pre-Refunded, 5.60%, 9/01/34 ............................................     1,800,000        1,896,732
    Elsinore Valley Municipal Water District COP, Refunding, Series A, BHAC
       Insured, 5.00%, 7/01/29 .................................................     7,245,000        7,607,612
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured,
       5.125%, 9/01/30 .........................................................     3,770,000        3,659,878
    Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ................................     4,145,000        4,322,862
    Fairfield Suisun USD, GO,
       Election of 2002, NATL Insured, 5.00%, 8/01/25 ..........................     4,185,000        4,331,559
       NATL Insured, 5.00%, 8/01/27 ............................................    12,000,000       12,314,760
    Florin Resource Conservation District COP, Elk Grove Water Service,
       Refunding, Series A, NATL Insured, 5.00%, 3/01/33 .......................     5,000,000        4,662,150
    Folsom COP, Central Business District Fire Station, NATL Insured,
       5.125%, 10/01/26 ........................................................     2,030,000        2,017,434
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 1/15/17 .......    20,000,000       13,140,000
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 1/15/18 .......    25,000,000       15,303,750
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 1/15/19 .......     5,970,000        3,404,810
       senior lien, Refunding, Series A, NATL Insured, 5.00%, 1/01/35 ..........    66,735,000       55,449,444
    Franklin-McKinley School District GO, Election of 2004, Series A, FGIC
       Insured, Pre-Refunded, 5.00%, 8/01/29 ...................................     5,280,000        6,177,600
    Fresno USD, GO, Refunding, Series C, NATL Insured, 5.90%,
       2/01/20 .................................................................     2,065,000        2,249,776
       8/01/22 .................................................................     3,000,000        3,295,650
    Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured,
       zero cpn., 8/01/23 ......................................................     3,030,000        1,456,854
    Fullerton University Foundation Auxiliary Organization Revenue, Series A,
       NATL Insured, 5.75%,
       7/01/25 .................................................................     1,250,000        1,277,550
       7/01/30 .................................................................     1,000,000        1,019,650
    Glendale USD, GO, Series C, FSA Insured, Pre-Refunded, 5.50%, 9/01/24 ......     2,750,000        2,799,913
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL
       Insured, 5.00%, 9/01/24 .................................................     5,000,000        4,680,900
    Grossmont UHSD, GO,
       Capital Appreciation, Election of 2004, FSA Insured, zero cpn.,
          8/01/24 ..............................................................     5,110,000        2,224,690
       FSA Insured, 5.00%, 8/01/33 .............................................     1,440,000        1,470,715
       FSA Insured, 5.25%, 8/01/33 .............................................     5,510,000        5,732,604
    Hawthorne School District GO,
       Capital Appreciation, Election of 2004, Series C, Assured Guaranty, zero
       cpn., 8/01/38 ...........................................................    10,000,000        1,667,100
       Hawthorne School District, Assured Guaranty, 5.00%, 8/01/34 .............     1,000,000          953,730
    Hollister RDA Tax Allocation, Community Development Project, Refunding,
       AMBAC Insured, 5.125%, 10/01/32 .........................................    19,815,000       16,651,337
    Indian Wells Valley Water District COP,
       Assured Guaranty, 5.25%, 10/01/39 .......................................     7,590,000        7,769,503
       Refunding, Assured Guaranty, 5.125%, 10/01/32 ...........................     1,690,000        1,732,199
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, NATL Insured,
       6.45%,
       8/01/25 .................................................................     3,045,000        3,485,551
       8/01/29 .................................................................     3,075,000        3,512,849


                             Semiannual Report | 35

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Jurupa Community Services District Special Tax, CFD No. 2, Series A, NATL
       Insured, 5.00%, 9/01/32 .................................................   $ 7,000,000   $    6,018,040
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ..............................     1,600,000        1,637,776
    Kern High School District GO, FSA Insured, ETM, 6.625%,
       8/01/14 .................................................................     1,535,000        1,887,267
       8/01/15 .................................................................     1,400,000        1,749,678
    Lake Tahoe USD, GO, Election of 2008, FSA Insured, 5.375%, 8/01/29 .........    10,000,000       10,522,900
    Lancaster Financing Authority Tax Allocation Revenue, Subordinated,
       Redevelopment Projects No. 5 and 6, Series B, FGIC Insured,
       5.00%, 2/01/35 ..........................................................     5,775,000        4,847,535
    Lancaster School District GO, Capital Appreciation, Election of 1999,
       NATL Insured, zero cpn.,
       8/01/25 .................................................................     5,495,000        2,001,169
       7/01/26 .................................................................     5,965,000        2,020,644
    Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured
       Guaranty, 5.50%, 8/01/44 ................................................     6,085,000        6,019,708
    Lemon Grove School District GO, Election of 2008, Series A, Assured
       Guaranty, 5.125%, 8/01/33 ...............................................     2,100,000        2,092,797
    Live Oak School District COP, Assured Guaranty,
       5.50%, 8/01/29 ..........................................................     1,245,000        1,297,614
       5.875%, 8/01/34 .........................................................     2,270,000        2,368,609
       5.875%, 8/01/39 .........................................................     2,750,000        2,848,588
    Lodi Electric System Revenue COP, Series A, Assured Guaranty,
       5.00%, 7/01/32 ..........................................................    18,960,000       19,024,843
    Lodi USD, GO, NATL Insured, 5.00%, 8/01/23 .................................     2,150,000        2,193,516
    Lodi USD School Facilities ID No. 1 GO, Election of 2006, FSA Insured,
       5.00%,
       8/01/30 .................................................................     6,450,000        6,671,493
       8/01/32 .................................................................     8,220,000        8,427,884
    Long Beach Bond Finance Authority Lease Revenue,
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.00%,
       11/01/19 ................................................................     4,000,000        3,743,600
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.00%,
       11/01/26 ................................................................    11,000,000        9,759,420
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.25%,
       11/01/30 ................................................................     2,000,000        1,779,680
    Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ..........     6,780,000        6,214,277
    Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ..........    10,500,000        9,198,735
    Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
       Redevelopment Projects, Series A, AMBAC Insured,
       5.00%, 8/01/25 ..........................................................     7,015,000        6,124,516
       5.00%, 8/01/31 ..........................................................     3,135,000        2,531,387
       Pre-Refunded, 5.00%, 8/01/25 ............................................     6,535,000        7,212,222
       Pre-Refunded, 5.00%, 8/01/31 ............................................     8,865,000        9,783,680
    Long Beach University School District GO, Election of 1999, Series C,
       NATL Insured, 5.125%, 8/01/31 ...........................................    13,870,000       13,911,471
    Los Angeles Community College District GO,
       Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ....................     4,000,000        4,284,320
       Series B, FSA Insured, 5.00%, 8/01/27 ...................................     4,000,000        4,091,600
    Los Angeles COP,
       Municipal Improvement Corp. of Los Angeles, Program AW Certificates,
          AMBAC Insured, 5.00%, 6/01/27 ........................................     5,895,000        5,912,980
       Real Property Program, NATL Insured, 5.00%, 2/01/27 .....................     9,890,000        9,918,483


                             36 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
       Pre-Refunded, 5.25%,
       11/01/27 ................................................................   $ 2,500,000   $    2,600,550
       11/01/33 ................................................................     2,500,000        2,600,550
    Los Angeles County Public Works Financing Authority Lease Revenue, Master
       Refunding Project, Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ....     7,600,000        6,934,620
    Los Angeles Department of Water and Power Revenue, Power System,
       Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ...................     5,000,000        5,062,100
       Series B, FSA Insured, 5.00%, 7/01/35 ...................................     5,000,000        5,097,550
    Los Angeles Department of Water and Power Waterworks Revenue, System,
       Series A, Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 .................    10,000,000       10,018,500
    Los Angeles Mortgage Revenue, Refunding, Series I, NATL Insured,
       6.50%, 7/01/22 ..........................................................       695,000          696,689
    Los Angeles USD, GO,
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/27 .................     5,000,000        5,205,750
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/28 .................     5,000,000        5,183,100
       Election of 2005, Series E, FSA Insured, 5.00%, 7/01/27 .................     5,800,000        6,038,670
    Los Angeles Wastewater System Revenue, Refunding, NATL Insured,
       5.00%, 6/01/26 ..........................................................    10,000,000       10,193,600
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA
       Insured, 5.85%, 9/01/18 .................................................     1,765,000        1,787,063
    Marin Municipal Water District COP, Financing Project, AMBAC Insured,
       5.00%, 7/01/29 ..........................................................     1,200,000        1,106,064
    Mendocino County COP, Public Facilities Corp., NATL Insured,
       5.25%, 6/01/30 ..........................................................     2,680,000        2,676,516
    Merced Irrigation District Electricity System Revenue, Refunding, XLCA
       Insured, 5.00%, 9/01/26 .................................................    10,000,000        8,874,700
    Millbrae COP, Police Department Expansion, AMBAC Insured,
       5.875%, 3/01/24 .........................................................     1,025,000        1,036,449
    Modesto Irrigation District COP, Capital Improvements, Series A,
       FSA Insured, 5.00%,
       7/01/26 .................................................................     5,000,000        5,053,600
       7/01/31 .................................................................     8,285,000        8,326,839
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured,
       5.375%, 11/01/26 ........................................................     8,715,000        8,962,419
    Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project,
       Refunding, NATL Insured, 5.60%, 3/01/19 .................................     2,460,000        2,460,025
    Montebello USD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/33 ..........     2,700,000        2,714,850
    Moorpark USD,
       COP, Refunding, Assured Guaranty, 5.625%, 11/01/28 ......................     2,180,000        2,255,450
       GO, Election of 2008, Capital Appreciation Bonds, Series A, Assured
          Guaranty, zero cpn., 8/01/32 .........................................     5,870,000        1,309,127
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured,
       Pre-Refunded, 5.00%, 8/01/26 ............................................     4,000,000        4,650,600
    Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 ............     3,840,000        3,993,907
    Mount Diablo USD, GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 .......     6,025,000        6,121,159
    Murrieta Valley USD, COP, NATL Insured, 5.00%, 8/01/27 .....................     2,380,000        2,418,770
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ...............................     2,535,000        2,566,028
    Nevada Joint UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ...............     1,295,000        1,328,515
    Newark USD, GO, Capital Appreciation, Series C, FSA Insured, zero cpn.,
       8/01/22 .................................................................     2,165,000        1,141,561
       8/01/23 .................................................................     2,465,000        1,218,597
       8/01/24 .................................................................     2,560,000        1,192,934
       8/01/25 .................................................................     2,705,000        1,188,144
    Norco RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured,
       5.625%, 3/01/30 .........................................................     1,000,000          981,600


                             Semiannual Report | 37

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Northern California Public Power Agency Revenue, AMBAC Insured,
       Pre-Refunded, 7.50%, 7/01/23 ............................................   $ 3,200,000   $    4,339,680
    Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 1/01/29 ............................................    10,000,000       10,000,000
    Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ...............................     2,500,000        2,513,825
    Oceanside USD, GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33 ...     5,000,000        5,079,100
    Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .......     8,000,000        8,111,840
    Pacifica COP, AMBAC Insured, 5.375%, 1/01/37 ...............................     6,600,000        6,730,812
    Palm Springs Financing Authority Lease Revenue, Convention Center Project,
       Refunding, Series A, NATL Insured, 5.00%, 11/01/25 ......................     2,295,000        2,209,810
    Pasadena Area Community College District GO, Election of 2002, Series A,
       FGIC Insured, Pre-Refunded, 5.00%, 6/01/28 ..............................     4,000,000        4,529,640
    Patterson Joint USD, GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 8/01/22 ..............................     1,900,000          950,152
       Series A, FGIC Insured, zero cpn., 8/01/24 ..............................     2,075,000          911,070
       Series A, FGIC Insured, zero cpn., 8/01/25 ..............................     2,170,000          881,584
       Series A, FGIC Insured, zero cpn., 8/01/26 ..............................     2,265,000          864,256
       Series C, FGIC Insured, zero cpn., 8/01/23 ..............................     1,985,000          934,459
    Peralta Community College District GO,
       Election of 2000, Series B, NATL Insured, 5.25%, 8/01/32 ................     8,450,000        8,520,304
       Peralta Community College, FSA Insured, 5.00%, 8/01/24 ..................     6,000,000        6,356,220
    Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%,
       8/15/23 .................................................................     3,885,000        3,529,212
    Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured,
       5.00%, 6/01/33 ..........................................................     3,280,000        3,119,214
    Pomona USD, GO, Election of 2008, Series A, Assured Guaranty,
       5.25%, 8/01/33 ..........................................................     5,675,000        5,708,709
    Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured,
       5.25%, 10/01/23 .........................................................     3,000,000        3,000,060
    Poway RDA Tax Allocation,
       NATL Insured, Pre-Refunded, 5.75%, 6/15/33 ..............................     9,250,000        9,886,955
       Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ............     9,195,000        8,519,995
       Refunding, NATL Insured, 5.75%, 6/15/33 .................................     2,225,000        2,149,951
    Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
       Refunding, FSA Insured, 5.25%, 9/01/20 ..................................     2,500,000        2,526,750
    Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ..............     3,000,000        3,006,990
    Richmond Joint Powers Financing Authority Revenue, Lease, Civic Center
       Project, Refunding, Assured Guaranty, 5.875%, 8/01/37 ...................    24,000,000       24,094,560
    Ripon RDA Tax Allocation, Community Redevelopment Project, NATL Insured,
       Pre-Refunded, 5.85%, 11/01/30 ...........................................     3,975,000        4,237,112
    Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/38 ..........     5,310,000        5,392,252
    Rohnert Park Community Development Commission Tax Allocation, Redevelopment
       Project, Series R, FGIC Insured, 5.00%, 8/01/37 .........................     5,000,000        4,206,000
    Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured,
       5.00%, 9/01/25 ..........................................................     5,675,000        5,165,782
    Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .......     5,685,000        5,930,478
    Sacramento Area Flood Control Agency Special Assessment,
       Consolidated, Capital AD, Refunding, Series A, Assured Guaranty, 5.00%,
          10/01/32 .............................................................     5,000,000        5,031,500
       Subordinated, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ...........       900,000          901,044


                             38 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded,
          5.00%, 12/01/26 ......................................................   $ 8,395,000   $    8,916,246
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded,
          5.00%, 12/01/32 ......................................................    21,500,000       22,834,935
       City Hall and Redevelopment Projects, Series A, FSA Insured,
          Pre-Refunded,  5.00%, 12/01/28 .......................................    10,000,000       11,193,500
    Sacramento County Airport System Revenue, Senior Series B, Assured Guaranty,
       5.50%, 7/01/34 ..........................................................    16,320,000       17,178,269
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1,
       FSA Insured, 5.75%, 9/01/30 .............................................     3,435,000        3,450,251
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .........     1,645,000        1,645,132
    San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured,
       5.00%, 8/01/28 ..........................................................    10,000,000       10,135,400
    San Bernardino County COP, 1997 Public Improvement Financing Project,
       NATL Insured, 5.25%, 10/01/25 ...........................................     5,450,000        5,307,264
    San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured,
       ETM, zero cpn., 5/01/22 .................................................    28,405,000       15,165,714
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B,
       FGIC Insured, 5.25%, 5/15/27 ............................................     1,270,000        1,270,178
    San Francisco BART District Sales Tax Revenue, AMBAC Insured,
       5.00%, 7/01/28 ..........................................................     2,795,000        2,811,351
    San Francisco City and County Airports Commission International Airport
       Revenue, Refunding, Second Series 28A, NATL Insured, 5.125%,
       5/01/24 .................................................................     9,745,000        9,174,625
       5/01/27 .................................................................    16,575,000       15,179,882
    San Francisco City and County Public Utilities Commission Water Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 11/01/31 .......................     3,885,000        3,909,553
    San Francisco Community College District GO, Series A, FGIC Insured, 5.00%,
       6/15/26 .................................................................     6,000,000        6,126,900
    San Gabriel USD, GO, Capital Appreciation,
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 .............     5,635,000        1,578,589
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 .............     5,870,000        1,541,932
       Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 .............     6,115,000        1,502,517
       Series A, FSA Insured, zero cpn., 8/01/26 ...............................     3,530,000        1,382,101
       Series A, FSA Insured, zero cpn., 2/01/27 ...............................     1,850,000          686,813
    San Joaquin Delta Community College District GO, Election of 2004,
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/31 .........    10,475,000        2,686,104
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/32 .........    15,185,000        3,623,900
       Series A, FSA Insured, 5.00%, 8/01/29 ...................................       520,000          538,101
       Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 .....................     4,530,000        5,300,100
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/15/26 ..............................................................    13,155,000        3,568,162
       Refunding, Series A, NATL Insured, 5.375%, 1/15/29 ......................    18,075,000       14,637,858
       Refunding, Series A, NATL Insured, 5.25%, 1/15/30 .......................    12,860,000       10,118,891
       senior lien, NATL Insured, 5.00%, 1/01/33 ...............................    10,035,000        8,376,716
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured,
       5.00%, 3/01/33 ..........................................................    12,135,000       11,543,176
    San Jose Financing Authority Lease Revenue, Civic Center Project, Series B,
       AMBAC Insured, 5.00%, 6/01/27 ...........................................    10,000,000       10,215,000
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured,
       5.875%, 3/01/33 .........................................................     3,500,000        3,537,415
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B,
       XLCA Insured, 5.00%, 8/01/31 ............................................    15,470,000       13,614,373


                             Semiannual Report | 39

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Juan USD, GO, Election of 1998, Series A, NATL Insured, 5.00%, 8/01/28..   $ 5,115,000   $    5,102,571
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project
       Area 3, Series A, NATL Insured, Pre-Refunded,
       5.75%, 10/01/29..........................................................     5,340,000        5,652,924
       5.80%, 10/01/30..........................................................     7,800,000        8,280,168
    San Marino USD, GO, Series A, NATL Insured, zero cpn., 7/01/25..............     6,080,000        2,448,598
    San Mateo GO, Library Improvement Project, Series A, AMBAC Insured,
       5.25%, 8/01/30...........................................................     5,790,000        6,086,853
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured,
       zero cpn., 4/01/24.......................................................    14,245,000        5,769,937
    Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27...................     5,555,000        5,778,922
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC
       Insured, 5.125%, 2/01/41.................................................    11,545,000       11,418,929
    Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured,
       5.00%, 7/01/33...........................................................    11,050,000       11,240,723
    Santa Rita USD, GO, Election of 2006, Series A, FSA Insured,
       5.00%, 8/01/32...........................................................     6,160,000        6,198,315
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded,
       5.125%, 9/01/31..........................................................     4,000,000        4,188,080
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding
       and Improvement, AMBAC Insured, 6.00%, 7/02/15...........................     2,000,000        2,233,640
    Santee School District GO,
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/33.............     1,260,000        1,209,411
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/38.............     1,000,000          937,910
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/48.............     5,250,000        4,983,878
       Series A, FSA Insured, 5.00%, 8/01/31....................................     6,845,000        6,729,456
    Snowline Joint USD, COP, Refinancing Project, Refunding, Assured Guaranty,
       5.00%, 9/01/34...........................................................    13,390,000       13,399,239
    Sonoma CDA Tax Allocation, Redevelopment Project, NATL Insured,
       5.70%, 12/01/30..........................................................     3,455,000        2,964,528
    South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24.....................     3,155,000        3,112,912
    South San Francisco COP, Conference Center Financing, 5.00%, 4/01/29........     2,000,000        2,021,240
    Southern California Public Power Authority Power Project Revenue, Series A,
       AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33..............................    29,000,000       32,932,400
    Southern Kern USD, COP, Capital Appreciation, Building Program, Series B,
       FSA Insured, 5.625%, 9/01/26.............................................     2,250,000        2,250,945
    Southern Mono Health Care District GO, Series A, NATL Insured,
       5.00%, 8/01/24...........................................................     3,005,000        2,965,154
    Southern Mono Health Care District Revenue, Capital Appreciation, Series A,
       NATL Insured,
       zero cpn.,
       8/01/28..................................................................     2,340,000          653,445
       8/01/29..................................................................     2,440,000          625,396
       8/01/30..................................................................     2,550,000          605,472
       8/01/31..................................................................     2,660,000          587,301
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24.......     2,000,000        2,022,580
    Stanislaus USD, GO, Election of 2008, Series A, Assured Guaranty, 5.625%,
       8/01/33..................................................................     4,140,000        4,334,746
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A,
       NATL Insured, 5.00%, 9/01/23.............................................     6,500,000        6,524,050
    Susanville PFAR, NATL Insured, 5.70%, 6/01/30...............................     3,000,000        3,015,840
    Sweetwater UHSD, GO, Election of 2006, Series A, BHAC Insured,
       5.00%, 8/01/38...........................................................    14,980,000       15,261,774
    Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29.....................     6,855,000        6,896,473


                             40 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Union Elementary School District GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 9/01/24...............................   $ 2,000,000   $      905,720
       Series B, FGIC Insured, zero cpn., 9/01/25...............................     5,500,000        2,302,850
       Series B, FGIC Insured, zero cpn., 9/01/26...............................     5,850,000        2,298,231
    University of California Revenues, Limited Project, Series D, FGIC Insured,
       5.00%, 5/15/37...........................................................     6,460,000        6,393,074
    Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects,
       FSA Insured, 5.00%, 9/01/31..............................................     5,095,000        5,008,640
    Val Verde USD, COP, Refunding, Series A, Assured Guaranty,
       5.00%, 3/01/29...........................................................    10,000,000       10,006,600
       5.125%, 3/01/36..........................................................     7,020,000        6,741,236
    Vista USD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26..........     7,150,000        2,693,334
       Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27..........     4,795,000        1,713,589
       Series A, FSA Insured, 5.25%, 8/01/25....................................     5,000,000        5,199,350
    Washington Township Health Care District Revenue, Refunding,
       5.00%, 7/01/18...........................................................     2,000,000        1,976,860
       5.125%, 7/01/23..........................................................       450,000          429,539
    Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured,
       5.375%, 8/01/25..........................................................     2,045,000        2,114,428
    Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn.,
       8/01/47..................................................................    18,685,000        1,300,850
    West Basin Municipal Water District Revenue COP, Refunding, Series A,
       NATL Insured, 5.00%, 8/01/24.............................................     2,500,000        2,588,200
    West Contra Costa USD, GO,
       Refunding, Assured Guaranty, 5.25%, 8/01/29..............................     2,500,000        2,558,450
       Series A, FSA Insured, 5.00%, 8/01/35....................................    20,000,000       19,191,400
    West Kern Community College District COP, AMBAC Insured, 5.375%, 11/01/28...     5,615,000        5,918,828
    Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30.......     6,930,000        7,699,022
    Western Riverside County Water and Wastewater Finance Authority Revenue,
       Western Municipal Water District Improvement, Assured Guaranty,
       5.50%, 9/01/34...........................................................     1,750,000        1,817,585
       5.625%, 9/01/39..........................................................     2,500,000        2,600,825
    Westlands Water District Revenue COP,
       NATL Insured, 5.00%, 9/01/29.............................................    11,775,000       11,934,904
       Series A, NATL Insured, 5.00%, 9/01/35...................................     1,460,000        1,441,195
       Series A, NATL Insured, 5.00%, 9/01/37...................................     4,340,000        4,263,139
    Woodland Finance Authority Lease Revenue, Capital Projects, Refunding,
       XLCA Insured, 5.00%, 3/01/32.............................................     6,340,000        6,425,780
    Woodland Finance Authority Wastewater Revenue, second senior lien,
       NATL Insured, 5.00%,
       3/01/33..................................................................     3,870,000        3,892,446
       3/01/35..................................................................     2,590,000        2,590,984
    Woodside Elementary School District GO, Election of 2005, NATL Insured,
       Pre-Refunded, 5.00%, 10/01/29............................................     4,435,000        5,178,129
    Yosemite Community College District GO, Election of 2004, Series C, FSA
       Insured, 5.00%, 8/01/32..................................................     5,000,000        5,122,350
                                                                                                 --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,099,966,433)....................................................                  2,099,233,626
                                                                                                 --------------


                             Semiannual Report | 41

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    SHORT TERM INVESTMENTS 0.3%
    MUNICIPAL BONDS 0.3%
    CALIFORNIA 0.3%
(b) California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C,
       Daily VRDN and Put, 0.20%, 11/01/26......................................   $ 1,300,000   $    1,300,000
(b) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series F, Sub Series F-4, Daily VRDN and Put,
       0.20%, 5/01/22...........................................................     2,500,000        2,500,000
(b) Los Angeles Department of Water and Power Revenue, Refunding, Series B,
       Sub Series B-3, Daily VRDN and Put, 0.20%, 7/01/34.......................     1,000,000        1,000,000
(b) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.20%, 7/01/35................       700,000          700,000
(b) Southern California Public Power Authority Power Project Revenue,
       Mead-Phoenix Project,Refunding, Series A, Daily VRDN and Put,
       0.20%, 7/01/20...........................................................     1,500,000        1,500,000
                                                                                                 --------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,000,000)..............................                      7,000,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $2,106,966,433) 99.2%...............................                  2,106,233,626
    OTHER ASSETS, LESS LIABILITIES 0.8%.........................................                     17,649,542
                                                                                                 --------------
    NET ASSETS 100.0%...........................................................                 $2,123,883,168
                                                                                                 ==============

See Abbreviations on page 73.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                           SIX MONTHS
                                                             ENDED
                                                          DECEMBER 31,                    YEAR ENDED JUNE 30,
                                                              2009       --------------------------------------------------------
CLASS A                                                   (UNAUDITED)      2009        2008        2007        2006        2005
-------                                                   ------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $  10.87      $  11.27    $  11.33    $  11.30    $  11.68    $  11.36
                                                           --------      --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........................        0.23          0.45        0.44        0.43        0.43        0.43
   Net realized and unrealized gains (losses) .........        0.37         (0.40)      (0.07)       0.04       (0.39)       0.32
                                                           --------      --------    --------    --------    --------    --------
Total from investment operations ......................        0.60          0.05        0.37        0.47        0.04        0.75
                                                           --------      --------    --------    --------    --------    --------
Less distributions from net investment income .........       (0.23)        (0.45)      (0.43)      (0.44)      (0.42)      (0.43)
                                                           --------      --------    --------    --------    --------    --------
Redemption fees(c) ....................................          --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                           ========      ========    ========    ========    ========    ========
Net asset value, end of period ........................    $  11.24      $  10.87    $  11.27    $  11.33    $  11.30    $  11.68
Total return(e) .......................................        5.52%         0.51%       3.29%       4.13%       0.37%       6.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................................        0.65%         0.66%       0.66%       0.67%       0.66%       0.67%
Net investment income .................................        4.01%         4.17%       3.85%       3.76%       3.74%       3.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $577,634      $517,829    $517,443    $458,146    $463,545    $453,335
Portfolio turnover rate ...............................        6.12%        20.01%      22.97%      11.25%      13.28%       4.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                           SIX MONTHS
                                                              ENDED
                                                          DECEMBER 31,                   YEAR ENDED JUNE 30,
                                                              2009       ---------------------------------------------------
CLASS C                                                    (UNAUDITED)     2009       2008       2007       2006       2005
-------                                                   ------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $ 10.89      $ 11.29    $ 11.36    $ 11.32    $ 11.70    $ 11.37
                                                            -------      -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...........................        0.20         0.40       0.38       0.37       0.37       0.36
   Net realized and unrealized gains (losses) .........        0.38        (0.41)     (0.08)      0.05      (0.39)      0.33
                                                            -------      -------    -------    -------    -------    -------
Total from investment operations ......................        0.58        (0.01)      0.30       0.42      (0.02)      0.69
                                                            -------      -------    -------    -------    -------    -------
Less distributions from net investment income .........       (0.20)       (0.39)     (0.37)     (0.38)     (0.36)     (0.36)
                                                            -------      -------    -------    -------    -------    -------
Redemption fees(c) ....................................          --           --(d)      --(d)      --(d)      --(d)      --(d)
                                                            -------      -------    -------    -------    -------    -------
Net asset value, end of period ........................     $ 11.27      $ 10.89    $ 11.29    $ 11.36    $ 11.32    $ 11.70
                                                            =======      =======    =======    =======    =======    =======
Total return(e) .......................................        5.31%       (0.05)%     2.63%      3.68%     (0.18)%     6.15%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................................        1.20%        1.21%      1.21%      1.20%      1.20%      1.22%
Net investment income .................................        3.46%        3.62%      3.30%      3.23%      3.20%      3.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................     $85,638      $59,205    $36,842    $27,025    $25,173    $19,082
Portfolio turnover rate ...............................        6.12%       20.01%     22.97%     11.25%     13.28%      4.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                           SIX MONTHS ENDED   PERIOD ENDED
                                                          DECEMBER 31, 2009     JUNE 30,
ADVISOR CLASS                                                (UNAUDITED)         2009(a)
-------------                                             -----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 10.87           $10.60
                                                               -------           ------
Income from investment operations(b):
   Net investment income(c) ...........................           0.23             0.31
   Net realized and unrealized gains (losses) .........           0.38             0.27
                                                               -------           ------
Total from investment operations ......................           0.61             0.58
                                                               -------           ------
Less distributions from net investment income .........          (0.23)           (0.31)
                                                               -------           ------
Net asset value, end of period ........................        $ 11.25           $10.87
                                                               =======           ======
Total return(d) .......................................           5.66%            5.49%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ..............................................           0.55%            0.56%
Net investment income .................................           4.11%            4.27%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $18,618           $  156
Portfolio turnover rate ...............................           6.12%           20.01%

(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT          VALUE
    ----------------------------------------------------------                     -----------   --------------
    MUNICIPAL BONDS 94.1%
    CALIFORNIA 89.3%
    ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza,
       California Mortgage Insured, 5.125%, 5/15/15 ............................   $ 2,655,000   $    2,656,779
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital
       Assn., Series C,
       5.125%, 3/01/18 .........................................................     2,515,000        2,527,827
       5.25%, 3/01/19 ..........................................................     2,315,000        2,324,260
    ABAG Revenue, Refunding, Series A-E, 5.40%, 9/15/14 ........................     1,320,000        1,347,958
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding,
       Series A, FSA Insured, 5.00%, 10/01/10 ..................................       670,000          677,913
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation,
       sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17 ......    10,000,000        6,418,100
    Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured,
       4.375%, 8/01/14 .........................................................     1,330,000        1,365,844
    Antelope Valley UHSD, GO, Series A, NATL Insured,
       4.50%, 8/01/13 ..........................................................     1,230,000        1,321,856
       4.625%, 8/01/14 .........................................................     1,250,000        1,333,550
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA
       Insured, zero cpn., 8/01/22 .............................................     4,065,000        1,985,183
    Bakersfield Hospital Revenue, Adventist Health System, Refunding, NATL
       Insured, 5.50%, 3/01/19 .................................................    11,210,000       11,443,392
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured,
       zero cpn., 8/01/24 ......................................................     5,265,000        2,282,430
    Banning Utility Authority Water Enterprise Revenue, Refunding and
       Improvement Projects, FGIC Insured, 5.00%, 11/01/21 .....................     1,080,000        1,103,069
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
       Refunding, Series F, 5.00%, 4/01/24 .....................................     3,000,000        3,167,340
    Burbank Electric Revenue, NATL Insured, 4.00%,
       6/01/11 .................................................................     1,000,000        1,043,110
       6/01/12 .................................................................     1,000,000        1,066,110
    Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC
       Insured,
       4.00%, 8/01/12 ..........................................................     2,500,000        2,607,425
       zero cpn., 8/01/15 ......................................................     4,600,000        3,643,430
       zero cpn., 8/01/16 ......................................................     4,670,000        3,441,697
    Burbank Water and Power Electric Revenue, NATL Insured, 4.00%, 6/01/11 .....     5,045,000        5,051,508
    California Educational Facilities Authority Revenue, Stanford University,
       Refunding, Series R, 4.00%, 11/01/11 ....................................     1,000,000        1,058,430
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series K, 5.125%, 7/01/22 .....................    20,000,000       20,242,800
       Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/19 .................     2,000,000        2,051,920
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .......................     5,000,000        5,158,000
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .......................     2,000,000        2,022,440
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................     3,850,000        3,886,536
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%,
          1/01/10 ..............................................................     1,000,000        1,000,000
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%,
          1/01/11 ..............................................................     1,480,000        1,515,668
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%,
          1/01/12 ..............................................................     1,000,000        1,029,440
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%,
          1/01/13 ..............................................................     1,815,000        1,910,505
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%,
          1/01/14 ..............................................................     1,635,000        1,710,570
       Providence Health and Services, Series C, 5.75%, 10/01/19 ...............     1,440,000        1,611,763
       Providence Health and Services, Series C, 6.00%, 10/01/20 ...............     1,500,000        1,688,625


                             46 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT          VALUE
    ----------------------------------------------------------                     -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
    Scripps Health, Series A, 5.00%, 10/01/22 ..................................   $ 4,600,000   $    4,694,300
    The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ...........     1,350,000        1,398,074
    The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ............     1,200,000        1,238,388
    California HFA, SFM Purchase Revenue, Class III, Series A-1, NATL Insured,
       5.70%, 8/01/11 ..........................................................       110,000          110,149
    California Municipal Finance Authority COP, Community Hospitals of Central
       California,
       5.00%, 2/01/18 ..........................................................     4,390,000        4,231,697
       5.00%, 2/01/19 ..........................................................     3,860,000        3,681,050
       5.00%, 2/01/20 ..........................................................     1,600,000        1,508,000
       5.00%, 2/01/21 ..........................................................     1,600,000        1,489,008
       Refunding, 5.00%, 2/01/14 ...............................................     1,765,000        1,800,053
       Refunding, 5.00%, 2/01/17 ...............................................     4,025,000        3,940,515
       Refunding, 5.00%, 2/01/18 ...............................................     2,185,000        2,106,209
       Refunding, 5.00%, 2/01/19 ...............................................     2,590,000        2,469,928
    California Municipal Finance Authority Revenue,
       Kern Regional Center Project, Series A, 6.00%, 5/01/19 ..................     1,500,000        1,605,915
       Kern Regional Center Project, Series A, 6.875%, 5/01/25 .................     1,500,000        1,595,790
       Loma Linda University, 5.00%, 4/01/24 ...................................     1,180,000        1,210,149
    California State Department of Water Resources Power Supply Revenue,
       Series A, 5.50%, 5/01/12 ................................................     2,000,000        2,199,000
       Pre-Refunded, 5.125%, 5/01/18 ...........................................     2,500,000        2,778,025
    California State Department of Water Resources Water Revenue, Central Valley
       Project, Refunding, Series AE, 5.00%, 12/01/26 ..........................     5,000,000        5,379,550
    California State Economic Recovery GO, Series A,
       5.00%, 7/01/15 ..........................................................     6,115,000        6,691,950
       Pre-Refunded, 5.00%, 7/01/15 ............................................     4,555,000        5,272,048
    California State GO,
       5.25%, 6/01/16 ..........................................................       515,000          520,181
       Pre-Refunded, 5.00%, 11/01/12 ...........................................     1,320,000        1,425,930
       Refunding, 4.00%, 2/01/10 ...............................................     6,900,000        6,914,421
       Refunding, 5.00%, 11/01/12 ..............................................       590,000          625,376
       Refunding, NATL Insured, 5.00%, 2/01/18 .................................         5,000            5,013
       Veterans, Refunding, Series B, 5.25%, 12/01/15 ..........................     2,310,000        2,310,000
    California State Public Works Board Lease Revenue,
       Department of Corrections and Rehabilitation, Refunding, Series J, 5.00%,
          1/01/21 ..............................................................     3,000,000        2,942,850
       Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..     1,325,000        1,325,384
       Department of General Services, Buildings 8 and 9, Series A, 5.75%,
          4/01/23 ..............................................................     4,000,000        4,065,480
       Department of General Services, Buildings 8 and 9, Series A, 6.00%,
          4/01/24 ..............................................................     6,605,000        6,812,067
       Trustees of California State University, Series J, 5.50%, 11/01/25 ......     2,375,000        2,414,449
       Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18 .....     5,605,000        5,730,608
       Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/20 .....     6,405,000        6,305,274
       Various Capital Projects, Series G, Sub Series G-1, 5.125%, 10/01/22 ....    14,555,000       14,201,605
    California Statewide CDA,
       COP, St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ..........     1,005,000        1,018,367
       MFHR, 740 Olive Street, Series L, GNMA Secured, 4.25%, 7/20/24 ..........     3,540,000        3,479,608
       MFHR, 740 Olive Street, Series L, GNMA Secured, 4.55%, 7/20/29 ..........     4,110,000        4,012,675


                             Semiannual Report | 47

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT          VALUE
    ----------------------------------------------------------                     -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue,
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/23 ....   $10,000,000   $   10,473,900
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ........     3,670,000        3,473,949
       Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 ........     1,000,000        1,045,920
       Enloe Medical Center, Series A, California Mortgage Insured, 5.50%,
          8/15/23 ..............................................................     3,000,000        3,049,140
       Health Facility, Los Angeles Jewish Home for the Aging, California
          Mortgage Insured, 5.00%, 11/15/18 ....................................     3,000,000        3,022,830
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%,
          12/01/22 .............................................................     8,000,000        7,857,920
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%,
          8/01/18 ..............................................................     3,260,000        3,672,194
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%,
          2/01/19 ..............................................................     3,405,000        3,803,930
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%,
          8/01/19 ..............................................................     3,450,000        3,872,590
       Mission Community, California Mortgage Insured, 4.40%, 11/01/10 .........     1,100,000        1,117,622
       Mission Community, California Mortgage Insured, 4.50%, 11/01/11 .........     1,145,000        1,169,549
       Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 ...............       460,000          409,349
       Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 ...............       480,000          429,658
    Castaic Lake Water Agency Revenue COP, Water System Improvement Project,
       Capital Appreciation, AMBAC Insured, zero cpn., 8/01/22 .................    10,445,000        5,191,478
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No.
       04-02, 5.00%, 9/02/24 ...................................................       975,000          848,874
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A,
       AMBAC Insured, 3.00%, 11/01/11 ..........................................     2,585,000        2,590,842
    Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30     4,105,000        4,182,256
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC
       Insured, zero cpn., 8/01/17 .............................................     5,235,000        3,688,424
    Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ..................     1,000,000        1,006,600
    Compton Public Finance Authority Lease Revenue, Various Capital Projects,
       Refunding, AMBAC Insured, 5.00%, 9/01/22 ................................    15,190,000       15,359,217
    Conejo Valley USD, GO, Election of 1998,
       Series C, FSA Insured, zero cpn., 8/01/17 ...............................     2,500,000        1,761,425
       Series D, FGIC Insured, 4.50%, 8/01/19 ..................................     4,000,000        4,092,720
    Contra Costa Community College District GO, Election of 2002, FGIC Insured,
       4.75%, 8/01/18 ..........................................................     2,450,000        2,513,651
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ........     2,235,000        2,042,857
    Desert Sands USD,
       COP, Financing Project, FSA Insured, 5.00%, 3/01/19 .....................     2,090,000        2,183,757
       GO, Election of 2001, 5.25%, 8/01/21 ....................................     2,015,000        2,214,566
    Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%,
       11/01/17 ................................................................       760,000          834,556
    Fairfield-Suisun Sewer District Sewer Revenue, Refunding, Series A, FGIC
       Insured, 5.00%, 5/01/12 .................................................       600,000          612,546
    Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA
       Insured, 5.00%, 10/01/17 ................................................     1,275,000        1,347,356
    Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, NATL Insured,
       5.00%, 1/15/16 ..........................................................     1,000,000          986,200
    Fresno Joint Powers Financing Authority Lease Revenue, Master Lease
       Projects, Series A,
       5.25%, 4/01/22 ..........................................................     1,055,000        1,082,873
       5.50%, 4/01/23 ..........................................................     1,070,000        1,112,308
       5.625%, 4/01/24 .........................................................     1,110,000        1,158,218
       5.75%, 4/01/25 ..........................................................     1,125,000        1,178,235


                              48 Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT          VALUE
----------------------------------------------------------                         -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Galt Capital Improvements Authority Lease Revenue, Culture and Recreation
       Improvement Project, 5.00%, 4/01/12 .....................................   $ 1,500,000   $    1,517,475
    Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding,
       5.40%, 9/01/12 ..........................................................     1,235,000        1,251,796
    Garden Grove Agency Community Development Tax Allocation, Garden Grove
       Community Project, Refunding, AMBAC Insured, 4.25%, 10/01/13 ............     2,025,000        2,074,815
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, ETM, 5.00%, 6/01/12 .......................................     1,500,000        1,634,955
    Hayward USD, GO, Election of 2008, 5.00%, 8/01/26 ..........................     4,770,000        4,896,023
    Huntington Beach PFAR, Lease Capital Improvement Refinancing Project,
       Refunding, Series B, AMBAC Insured,
       4.125%, 8/01/14 .........................................................     2,140,000        2,251,023
       4.25%, 8/01/15 ..........................................................     2,080,000        2,172,352
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement
       Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .....................       375,000          388,710
    Inland Empire Tobacco Asset Securitization Corp. Revenue, Series A, 5.00%,
       6/01/21 .................................................................    11,395,000       10,074,661
    Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 00-18, Group 2, 4.375%, 9/02/10 ..................................       885,000          892,753
       AD No. 00-18, Group 2, 4.70%, 9/02/12 ...................................     1,475,000        1,519,073
       AD No. 00-18, Group 2, 4.80%, 9/02/13 ...................................     1,175,000        1,211,860
       AD No. 00-18, Group 2, 5.125%, 9/02/17 ..................................     1,705,000        1,689,467
       AD No. 00-18, Group 3, 4.75%, 9/02/15 ...................................     1,000,000        1,006,270
       AD No. 00-18, Group 3, 5.00%, 9/02/17 ...................................     1,000,000          983,100
       AD No. 03-19, Group 2, Refunding, 4.875%, 9/02/16 .......................     1,000,000          991,820
       AD No. 03-19, Group 2, Refunding, 5.00%, 9/02/18 ........................     1,000,000          971,220
       AD No. 03-19, Group 2, Refunding, 5.125%, 9/02/19 .......................     1,000,000          964,870
    Irvine USD Financing Authority Special Tax, Series A,
       4.70%, 9/01/15 ..........................................................     1,040,000        1,046,094
       4.80%, 9/01/17 ..........................................................     1,325,000        1,290,166
       4.875%, 9/01/18 .........................................................     1,490,000        1,434,393
       5.00%, 9/01/20 ..........................................................     1,095,000        1,029,344
    Kings River Conservation District Pine Flat Power Revenue, Refunding, Series
       E, 5.125%, 1/01/18 ......................................................     1,735,000        1,746,295
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%,
       9/01/11 .................................................................       530,000          530,604
    Lancaster RDA Tax Allocation, Combine Redevelopment Project Areas, 6.00%,
       8/01/24 .................................................................     1,300,000        1,340,976
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
       5.00%, 12/01/19 .........................................................     5,000,000        4,641,000
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.00%, 11/15/17 .........................................................     3,950,000        4,026,867
    Los Angeles Convention and Exhibition Center Authority Lease Revenue,
       Refunding, Series A, 5.00%, 8/15/20 .....................................    20,000,000       20,605,400
       AMBAC Insured, 3.00%, 8/15/12 ...........................................     4,525,000        4,728,761
    Los Angeles USD, GO,
       Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/21 ................     5,975,000        6,302,908
       Refunding, NATL Insured, 5.25%, 7/01/13 .................................     3,500,000        3,926,405
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25 .....................     6,265,000        6,477,258
       Refunding, Series A-2, FGIC Insured, 5.00%, 7/01/22 .....................     5,000,000        5,236,900


                             Semiannual Report | 49

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT          VALUE
----------------------------------------------------------                         -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I,
       NATL Insured,
       4.25%, 7/01/11 ..........................................................   $ 5,055,000   $    5,294,455
       5.00%, 7/01/18 ..........................................................     1,000,000        1,023,280
    Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing,
       Mandatory Put 11/15/16, FNMA Insured,
       3.90%, 11/15/36 .........................................................     3,440,000        3,531,607
       3.95%, 11/15/36 .........................................................     1,405,000        1,432,201
    Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
       8/01/18 .................................................................     1,455,000          910,175
       8/01/19 .................................................................     1,480,000          839,426
    Moreno Valley USD, GO,
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24 .......     7,500,000        3,151,200
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/17 ...     2,000,000        2,325,300
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/18 ...     2,300,000        2,674,095
    Nevada County COP, Refunding, NATL Insured, 4.125%, 10/01/12 ...............     1,040,000        1,051,866
    Northern California Power Agency Revenue, Geothermal Project No. 3,
       Series A,
       5.00%, 7/01/23 ..........................................................     2,000,000        2,114,500
       5.25%, 7/01/24 ..........................................................     2,000,000        2,141,880
    Oakland USD Alameda County GO, 6.50%, 8/01/23 ..............................     2,200,000        2,402,950
    Orange County CFD No. 2002-1 Special Tax, Ladera Ranch, Series A,
       4.60%, 8/15/14 ..........................................................     1,000,000        1,007,530
       4.75%, 8/15/15 ..........................................................     1,000,000          995,580
       4.90%, 8/15/16 ..........................................................     1,285,000        1,258,683
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       4.90%, 8/15/17 ..........................................................     1,000,000          980,060
       5.10%, 8/15/18 ..........................................................     1,000,000          987,620
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       4.70%, 8/15/18 ..........................................................     1,765,000        1,632,519
       4.80%, 8/15/19 ..........................................................     1,945,000        1,780,297
       4.85%, 8/15/20 ..........................................................     2,000,000        1,818,360
    Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding,
       Series A, 5.375%, 8/15/12 ...............................................     1,500,000        1,502,460
    Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage
       Insured, 5.125%, 12/01/12 ...............................................     1,435,000        1,435,373
    Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ...................     1,000,000          993,540
    Pacifica COP, AMBAC Insured, 5.00%, 1/01/22 ................................     1,275,000        1,340,063
    Palm Desert Financing Authority Tax Allocation Revenue,
       Project Area No. 1, As Amended, Series A, NATL Insured, 5.00%, 4/01/23 ..     7,690,000        7,374,479
       Refunding, NATL Insured, 4.75%, 8/01/18 .................................     1,050,000        1,020,012
    Palo Verde Community College District COP, AMBAC Insured, 5.00%,
       1/01/22 .................................................................     1,015,000        1,063,294
       1/01/23 .................................................................     1,065,000        1,110,550
       1/01/24 .................................................................     1,070,000        1,110,639
    Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project,
       Refunding, Series X, 5.35%, 12/01/16 ....................................     1,000,000        1,052,940
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical
       Center, Series A, 5.00%,
       7/01/16 .................................................................     1,420,000        1,470,850
       7/01/21 .................................................................     1,695,000        1,663,066


                             50 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                            AMOUNT          VALUE
----------------------------------------------------------                         -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ............   $ 1,000,000   $    1,054,200
    Richmond Joint Powers Financing Authority Revenue,
       Lease, Civic Center Project, Refunding, Assured Guaranty, 5.00%,
          8/01/19 ..............................................................     2,010,000        2,003,890
       Lease, Civic Center Project, Refunding, Assured Guaranty, 5.00%,
          8/01/20 ..............................................................     2,315,000        2,301,781
       Lease, Civic Center Project, Refunding, Assured Guaranty, 5.00%,
          8/01/21 ..............................................................     2,050,000        2,037,475
    Multiple Redevelopment Projects, Series B, ETM, 5.35%, 5/15/13 .............     1,410,000        1,490,864
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A,
       FGIC Insured, 5.00%, 11/01/18 ...........................................     1,540,000        1,624,885
    Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%,
       2/01/13 .................................................................     1,000,000        1,052,230
    San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%,
       8/01/26 .................................................................    15,000,000       14,547,450
    San Francisco City and County Airports Commission International Airport
       Revenue, Issue 34D, Refunding, Second Series, 5.25%, 5/01/26 ............     5,425,000        5,635,707
       Mandatory Put 5/01/19, Refunding, Second Series, 6.50%, 5/01/19 .........     2,000,000        2,158,400
    San Francisco City and County COP, Multiple Capital Improvement Project,
       Series A, 5.00%, 4/01/24 ................................................     8,400,000        8,694,672
    San Francisco City and County Redevelopment Financing Authority Tax
       Allocation Revenue,
       Mission Bay North Redevelopment, Series C, 5.875%, 8/01/25 ..............     1,000,000        1,033,580
       Mission Bay South Redevelopment, Series D, 5.50%, 8/01/19 ...............     1,030,000        1,058,490
       Mission Bay South Redevelopment, Series D, 6.25%, 8/01/21 ...............     1,000,000        1,052,140
       Mission Bay South Redevelopment, Series D, 6.25%, 8/01/23 ...............     1,000,000        1,059,760
       Mission Bay South Redevelopment, Series D, 6.00%, 8/01/25 ...............     1,465,000        1,523,292
       Mission Bay South Redevelopment, Series D, 6.125%, 8/01/26 ..............     1,550,000        1,604,932
    San Joaquin County COP,
       General Hospital Project, Refunding, NATL Insured, 5.00%, 9/01/17 .......     1,000,000        1,010,950
       Solid Waste System Facilities Projects, NATL Insured, 5.00%, 4/01/17 ....     1,340,000        1,367,564
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital
       Appreciation,
       Refunding, Series A, 5.60%, 1/15/16 .....................................     3,000,000        2,907,660
       NATL Insured, zero cpn., 1/15/26 ........................................    19,000,000        5,153,560
    San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured,
       4.95%, 4/01/12 ..........................................................     3,785,000        3,793,668
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B,
       XLCA Insured, 5.00%, 8/01/26 ............................................     8,000,000        7,453,840
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project
       Area 3,
       Series A, NATL Insured, Pre-Refunded, 5.30%, 10/01/11 ...................       350,000          369,355
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/19 .................................................................     1,325,000        1,391,820
       8/01/20 .................................................................     1,510,000        1,582,842
    Santa Ana USD, GO,
       Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ............     3,125,000        2,675,219
       Election of 2008, Series A, 5.25%, 8/01/25 ..............................     2,000,000        2,105,620
    Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%,
       9/02/11 .................................................................       740,000          747,126
    Santa Monica-Malibu USD, COP, Series C, NATL Insured,
       4.00%, 5/01/12 ..........................................................       525,000          543,197
       4.25%, 5/01/14 ..........................................................       840,000          865,469
       4.25%, 5/01/15 ..........................................................       875,000          894,723
       4.25%, 11/01/15 .........................................................       670,000          684,666
    South Bayside Waste Management Authority Solid Waste Enterprise Revenue,
       Shoreway Environmental, Series A, 5.25%, 9/01/24 ........................     3,500,000        3,571,505


                             Semiannual Report | 51

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT          VALUE
    ----------------------------------------------------------                     -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    South County Regional Wastewater Authority Revenue, Regional Wastewater
       Facilities Project, Refunding, FSA Insured, 3.25%, 8/01/11 ..............   $ 1,000,000   $    1,032,410
    South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project
       No. 1, XLCA Insured, 5.00%, 9/01/16 .....................................     1,490,000        1,491,132
    Southern California Public Power Authority Natural Gas Project Revenue,
       Project No. 1, Series A, 5.25%, 11/01/19 ................................     1,500,000        1,548,690
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%,
       11/01/11 ................................................................       440,000          442,499
    Tobacco Securitization Authority Northern California Tobacco Settlement
       Revenue, Asset-Backed Bonds, Series B,
       ETM, 4.50%, 6/01/11 .....................................................     1,540,000        1,625,994
       Pre-Refunded, 4.60%, 6/01/12 ............................................     1,760,000        1,860,742
       Pre-Refunded, 4.70%, 6/01/13 ............................................     1,500,000        1,587,945
       Pre-Refunded, 4.80%, 6/01/14 ............................................       725,000          768,522
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A,
       5.10%, 6/01/12 ..........................................................     1,000,000        1,035,950
    Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A,
       5.25%, 1/01/24 ..........................................................     5,000,000        5,244,500
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ...........     1,875,000        1,963,031
    West Kern Community College District COP, AMBAC Insured,
       5.00%, 11/01/20 .........................................................     1,015,000        1,058,300
       5.00%, 11/01/21 .........................................................     1,065,000        1,118,378
       5.00%, 11/01/22 .........................................................     1,115,000        1,168,386
       5.125%, 11/01/23 ........................................................     1,170,000        1,222,673
       5.125%, 11/01/24 ........................................................     1,230,000        1,298,204
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
       ETM, 5.00%, 6/01/11 .....................................................     1,060,000        1,124,278
       ETM, 5.00%, 6/01/12 .....................................................     2,225,000        2,437,977
       Pre-Refunded, 5.00%, 6/01/13 ............................................     2,335,000        2,581,342
    Whittier UHSD, GO, Capital Appreciation Bonds, Refunding, zero cpn.,
       8/01/24 .................................................................     7,755,000        3,286,647
       8/01/26 .................................................................    10,045,000        3,687,720
    Yucaipa Valley Water District Water System Revenue COP, Series A, NATL
       Insured,
       5.00%, 9/01/15 ..........................................................     1,080,000        1,160,957
       5.25%, 9/01/20 ..........................................................     1,325,000        1,376,357
                                                                                                 --------------
                                                                                                    609,113,704
                                                                                                 --------------
    U.S. TERRITORIES 4.8%
    GUAM 0.3%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%,
       12/01/17 ................................................................     2,305,000        2,389,317
                                                                                                 --------------
    PUERTO RICO 4.5%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured,
       5.25%, 7/01/16 ..........................................................     2,500,000        2,733,675
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, FSA Insured, 5.00%, 7/01/23 .......................     5,000,000        5,271,050
       Series RR, FGIC Insured, 5.00%, 7/01/21 .................................     5,000,000        5,079,000
       Series WW, 5.375%, 7/01/23 ..............................................     5,000,000        5,156,250
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
       Series M-3, NATL Insured, 6.00%, 7/01/23 ................................    11,645,000       12,228,181
                                                                                                 --------------
                                                                                                     30,468,156
                                                                                                 --------------
    TOTAL U.S. TERRITORIES .....................................................                     32,857,473
                                                                                                 --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $636,256,993) ....                    641,971,177
                                                                                                 --------------


                             52 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT          VALUE
    ----------------------------------------------------------                     -----------   --------------
    SHORT TERM INVESTMENTS 4.3%
    MUNICIPAL BONDS 4.3%
    CALIFORNIA 4.3%
(a) California PCFA, PCR, Pacific Gas and Electric Co., Refunding,
       Series C, Daily VRDN and Put, 0.20%, 11/01/26 ...........................   $ 8,100,000   $    8,100,000
       Series F, Daily VRDN and Put, 0.20%, 11/01/26 ...........................     4,300,000        4,300,000
(a) California State Department of Water Resources Power Supply Revenue,
       Refunding,
       Series F, Sub Series F-4, Daily VRDN and Put, 0.20%, 5/01/22 ............     4,400,000        4,400,000
       Sub Series I-2, Daily VRDN and Put, 0.20%, 5/01/22 ......................     5,200,000        5,200,000
(a) Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14,
       Daily VRDN and Put, 0.23%, 9/02/25 ......................................     6,250,000        6,250,000
(a) Sacramento County Sanitation District Financing Authority Revenue, sub.
       lien, Sanitation District, Refunding, Series C, Daily VRDN and Put,
       0.21%, 12/01/38 .........................................................       800,000          800,000
                                                                                                 --------------
    TOTAL SHORT TERM INVESTMENTS (COST $29,050,000) ............................                     29,050,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $665,306,993) 98.4% ................................                    671,021,177
    OTHER ASSETS, LESS LIABILITIES 1.6% ........................................                     10,868,746
                                                                                                 --------------
    NET ASSETS 100.0% ..........................................................                 $  681,889,923
                                                                                                 ==============

See Abbreviations on page 73.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                           SIX MONTHS
                                                              ENDED
                                                          DECEMBER 31,                      YEAR ENDED JUNE 30,
                                                              2009       -----------------------------------------------------
CLASS A                                                    (UNAUDITED)      2009       2008       2007       2006       2005
-------                                                   ------------   ---------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $   1.00     $    1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                            --------     ---------   --------   --------   --------   --------
Income from investment operations -
   net investment income ..............................           --         0.006      0.024      0.029      0.023      0.012
Less distributions from net investment income .........           --        (0.006)    (0.024)    (0.029)    (0.023)    (0.012)
                                                            --------     ---------   --------   --------   --------   --------
Net asset value, end of period ........................     $   1.00     $    1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                            ========     =========   ========   ========   ========   ========
Total return(a) .......................................           --%         0.57%      2.43%      2.97%      2.33%      1.20%
RATIOS TO AVERAGE NET ASSETS(b)
Expenses before waiver and payments by
   affiliates .........................................         0.56%        0.57%       0.54%      0.55%      0.55%      0.56%
Expenses net of waiver and payments by
   affiliates .........................................         0.25%        0.46%       0.54%      0.55%      0.55%      0.56%
Net investment income .................................           --%        0.61%       2.37%      2.94%      2.30%      1.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................     $765,225     $570,026    $709,264   $658,903   $610,593   $688,121

(a) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(b)  Ratio are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                             AMOUNT          VALUE
-----------------------------------------                                          -----------   --------------
    INVESTMENTS 72.7%
    MUNICIPAL BONDS 72.7%
    CALIFORNIA 72.7%
(a) Berkeley Revenue, Berkeley-Albany YMCA, Refunding, Weekly VRDN and Put,
       0.17%, 7/01/38 ..........................................................   $ 2,000,000   $    2,000,000
(a) California Educational Facilities Authority Revenue,
       Chapman University, Refunding, Series A, Daily VRDN and Put, 0.21%,
          10/01/36 .............................................................    17,800,000       17,800,000
       Stanford University, Refunding, Series L, Weekly VRDN and Put, 0.23%,
          10/01/22 .............................................................       500,000          500,000
       Stanford University, Refunding, Series L-2, Weekly VRDN and Put, 0.23%,
          10/01/14 .............................................................     1,800,000        1,800,000
       Stanford University, Refunding, Series L-3, Weekly VRDN and Put, 0.23%,
          10/01/15 .............................................................     4,640,000        4,640,000
       Stanford University, Refunding, Series L-4, Weekly VRDN and Put, 0.23%,
          10/01/16 .............................................................     1,000,000        1,000,000
       Stanford University, Refunding, Series L-5, Weekly VRDN and Put, 0.23%,
          10/01/17 .............................................................     8,500,000        8,500,000
(a) California Health Facilities Financing Authority Revenue,
       Adventist Health System, Series A, Weekly VRDN and Put, 0.17%, 8/01/21 ..     7,200,000        7,200,000
       Adventist Health System West, Series B, Daily VRDN and Put, 0.20%,
          9/01/38 ..............................................................     2,400,000        2,400,000
(a) California HFAR, MFH III, Series D,
       Daily VRDN and Put, 0.42%, 2/01/31 ......................................    10,045,000       10,045,000
       Weekly VRDN and Put, 0.20%, 8/01/22 .....................................       920,000          920,000
(a) California Infrastructure and Economic Development Bank Revenue,
       American National Red Cross, Refunding, Weekly VRDN and Put, 0.21%,
          9/01/34 ..............................................................     5,000,000        5,000,000
       California Academy of Sciences, Refunding, Series A, Daily VRDN and Put,
          0.20%, 9/01/38 .......................................................     5,500,000        5,500,000
       California Academy of Sciences, Refunding, Series F, Daily VRDN and Put,
          0.20%, 9/01/38 .......................................................       200,000          200,000
       J. Paul Getty Trust, Refunding, Series B, Daily VRDN and Put, 0.20%,
          10/01/23 .............................................................     3,245,000        3,245,000
       J. Paul Getty Trust, Refunding, Series D, Daily VRDN and Put, 0.20%,
          4/01/33 ..............................................................    14,325,000       14,325,000
       Orange County Performing Arts Center, Series B, Weekly VRDN and Put,
          0.17%, 7/01/34 .......................................................     9,700,000        9,700,000
(a) California Municipal Finance Authority Revenue, Gideon Hausner Jewish Day,
       Weekly VRDN and Put, 0.21%, 7/01/38 .....................................     2,000,000        2,000,000
    California School Cash Reserve Program Authority COP, Series A, 2.50%,
       7/01/10 .................................................................    10,000,000       10,093,617
(a) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series F, Sub Series F-1, Daily VRDN and Put, 0.26%, 5/01/19 .    10,900,000       10,900,000
       Refunding, Series F, Sub Series F-4, Daily VRDN and Put, 0.20%, 5/01/22 .     4,065,000        4,065,000
       Refunding, Series G, Sub Series G-3, FSA Insured, Weekly VRDN and Put,
          0.21%, 5/01/16 .......................................................     6,255,000        6,255,000
       Series B, Sub Series B-3, Daily VRDN and Put, 0.20%, 5/01/22 ............       500,000          500,000
       Series B-2, Daily VRDN and Put, 0.26%, 5/01/22 ..........................       800,000          800,000
       Series C, Sub Series C-12, Weekly VRDN and Put, 0.22%, 5/01/22 ..........    11,400,000       11,400,000
       Series C, Sub Series C-15, Weekly VRDN and Put, 0.17%, 5/01/22 ..........     6,600,000        6,600,000
(a) California State Educational Facilities Authority Revenue, California
       Institute of Technology,
       Series B, Weekly VRDN and Put, 0.23%, 10/01/36 ..........................    18,400,000       18,400,000
(a) California State GO,
       Kindergarten, Series B3, Daily VRDN and Put, 0.20%, 5/01/34 .............     5,700,000        5,700,000
       Series A-1, Daily VRDN and Put, 0.27%, 5/01/33 ..........................    10,000,000       10,000,000
       Series B-3, Weekly VRDN and Put, 0.20%, 5/01/33 .........................    20,000,000       20,000,000
       Series C, Weekly VRDN and Put, 0.21%, 5/01/33 ...........................     6,000,000        6,000,000
(a) California Statewide CDA Revenue,
       Children's Hospital, Refunding, Series C, Daily VRDN and Put, 0.21%,
          8/15/34 ..............................................................     1,600,000        1,600,000
       Goodwill of Santa Cruz, Weekly VRDN and Daily Put, 0.22%, 2/01/38 .......     1,000,000        1,000,000
       John Muir Health, Refunding, Series C, Daily VRDN and Put, 0.21%,
          8/15/27 ..............................................................       300,000          300,000


                             Semiannual Report | 55

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                             AMOUNT          VALUE
-----------------------------------------                                          -----------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) California Statewide CDA Revenue, (continued)
       Los Angeles County Museum Art Project, Refunding, Series B, Weekly VRDN
          and Put, 0.20%, 12/01/37 .............................................   $ 5,000,000   $    5,000,000
       Los Angeles County Museum Art Project, Refunding, Series C, Weekly VRDN
          and Put, 0.19%, 12/01/34 .............................................     5,000,000        5,000,000
       Los Angeles County Museum Art Project, Refunding, Series D, Daily VRDN
          and Put, 0.20%, 12/01/34 .............................................       600,000          600,000
       Motion Picture and Television Fund, Series A, Weekly VRDN and Put, 0.22%,
          3/01/31 ..............................................................     2,300,000        2,300,000
       Sweep Loan Program, Refunding, Series A, Weekly VRDN and Put, 0.20%,
          8/01/35 ..............................................................     6,000,000        6,000,000
       Touro University Project, Refunding, Weekly VRDN and Put, 0.17%,
          9/01/29 ..............................................................     4,570,000        4,570,000
(a) Calleguas-Las Virgines PFAR, Municipal Water District Project, Refunding,
       Series A, Weekly VRDN and Put, 0.17%, 7/01/37 ...........................     8,825,000        8,825,000
(a) East Bay MUD Wastewater System Revenue, Refunding, Series A, Weekly VRDN and
       Put, 0.17%, 6/01/33 .....................................................     3,000,000        3,000,000
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
       senior lien, Series A, ETM, 7.05%, 1/01/10 ..............................     2,000,000        2,000,000
(a) Fremont PFA, COP, Weekly VRDN and Put, 0.28%, 8/01/30 ......................     7,600,000        7,600,000
(a) Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.15%, 6/01/30 .     1,900,000        1,900,000
(a) Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 03-19, Series B, Daily VRDN and Put, 0.20%, 9/02/29 ..............     6,197,000        6,197,000
       AD No. 05-21, Series A, Daily VRDN and Put, 0.24%, 9/02/31 ..............     7,100,000        7,100,000
       AD No. 93-14, Daily VRDN and Put, 0.23%, 9/02/25 ........................     4,300,000        4,300,000
       AD No. 94-13, Daily VRDN and Put, 0.20%, 9/02/22 ........................     1,550,000        1,550,000
       AD No. 94-15, Refunding, Daily VRDN and Put, 0.20%, 9/02/20 .............     2,173,000        2,173,000
       AD No. 97-13, Daily VRDN and Put, 0.20%, 9/02/23 ........................     8,350,000        8,350,000
       AD No. 97-16, Daily VRDN and Put, 0.20%, 9/02/22 ........................     9,875,000        9,875,000
(a) Irvine Ranch Water District GO,
       District Nos. 105 140 240 and 250, Daily VRDN and Put, 0.20%, 1/01/21 ...    10,000,000       10,000,000
       Improvement Districts, Consolidated, Series A, Weekly VRDN and Put,
          0.18%, 10/01/41 ......................................................     5,000,000        5,000,000
(a) Los Angeles County Housing Authority MFHR, Malibu Meadows Project,
       Refunding, Series B, Weekly VRDN and Put, 0.18%, 4/15/28 ................     3,125,000        3,125,000
(a) Los Angeles County MFMR, Series A, Weekly VRDN and Put, 0.24%, 7/01/14 .....     4,500,000        4,500,000
(a) Los Angeles County MTA Sales Tax Revenue, Proposition C, second senior,
       Refunding, Series A1, Daily VRDN and Put, 0.20%, 7/01/23 ................    16,700,000       16,700,000
(a) Los Angeles Department of Water and Power Revenue, Refunding, Series B,
       Sub Series B-1, Weekly VRDN and Put, 0.20%, 7/01/34 .....................     4,050,000        4,050,000
       Sub Series B-3, Daily VRDN and Put, 0.20%, 7/01/34 ......................     6,900,000        6,900,000
       Sub Series B-7, Weekly VRDN and Put, 0.15%, 7/01/34 .....................     8,100,000        8,100,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Refunding,
       Series B, Sub Series B-4, Weekly VRDN and Put, 0.20%, 7/01/35 ...........     8,750,000        8,750,000
    Los Angeles GO, TRAN, 2.50%, 2/26/10 .......................................     8,000,000        8,025,367
    Los Angeles USD, GO, TRAN, 2.00%, 8/12/10 ..................................    10,000,000       10,083,747
(a) Los Angeles Wastewater System Revenue, Refunding, Sub Series A, Weekly VRDN
       and Put, 0.15%, 6/01/28 .................................................     6,100,000        6,100,000
(a) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.20%, 7/01/35 ...............     8,200,000        8,200,000
       Series C, Weekly VRDN and Put, 0.24%, 7/01/28 ...........................    11,200,000       11,200,000
       Series C-2, Daily VRDN and Put, 0.22%, 7/01/36 ..........................     2,400,000        2,400,000


                             56 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                             AMOUNT          VALUE
-----------------------------------------                                          -----------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) Oceanside MFHR, Shadow Way Apartments Project, Weekly VRDN and Put, 0.25%,
       3/01/49 .................................................................   $  4,750,000  $    4,750,000
(a) Orange County Apartment Development Revenue,
       Harbor Pointe, Refunding, Issue D, Weekly VRDN and Put, 0.20%,
          12/01/22 .............................................................      3,500,000       3,500,000
       Park Ridge Villas, Refunding, Issue I, Weekly VRDN and Put, 0.20%,
          11/15/28 .............................................................      5,100,000       5,100,000
(a) Orange County Housing Authority MF Apartment Development Revenue, Lantern
       Pines Project, Series CC, FNMA Insured, Weekly VRDN and Put, 0.28%,
       12/01/27 ................................................................      2,595,000       2,595,000
    Orange County Revenue, TRAN, Series A, 2.00%, 6/30/10 ......................      9,000,000       9,070,719
    Roseville Joint Union High School District GO, TRAN, 3.00%, 9/08/10 ........     10,000,000      10,101,168
(a) Sacramento County Housing Authority MFHR, Stonebridge Apartments, Refunding,
       Series D, Weekly VRDN and Put, 0.23%, 5/15/31 ...........................      2,900,000       2,900,000
(a) Sacramento County Sanitation District Financing Authority Revenue, sub .....
       lien, Sanitation District, Refunding,
       Series A, Daily VRDN and Put, 0.21%, 12/01/36 ...........................      1,600,000       1,600,000
       Series C, Daily VRDN and Put, 0.21%, 12/01/38 ...........................     11,400,000      11,400,000
       Series E, Weekly VRDN and Put, 0.20%, 12/01/40 ..........................      3,000,000       3,000,000
(a) San Bernardino County MFHR, Housing Mortgage, Parkview, Refunding, Series A,
       Weekly VRDN and Put, 0.21%, 2/15/27 .....................................      1,200,000       1,200,000
(a) San Diego County COP, San Diego Foundation, Weekly VRDN and Put, 0.08%,
       8/01/36 .................................................................      4,535,000       4,535,000
(a) San Jose Financing Authority Lease Revenue,
       Civic Center Project, Refunding, Series A, Weekly VRDN and Put, 0.18%,
          6/01/39 ..............................................................      3,000,000       3,000,000
       Hayes Mansion, Refunding, Series C, Weekly VRDN and Put, 0.17%,
          6/01/27 ..............................................................      5,900,000       5,900,000
(a) San Jose RDAR, Merged Area Redevelopment Project, Series B, Weekly VRDN and
       Put, 0.20%, 7/01/26 .....................................................     19,320,000      19,320,000
(a) Santa Ana Housing Authority MFHR, Harbor Pointe Apartments, Refunding,
       Series A, Weekly VRDN and Put, 0.15%, 12/01/15 ..........................      1,200,000       1,200,000
(a) Santa Clara County Financing Authority Lease Revenue, Valley Medical Center
       Facilities Replacement Project, Series B, Weekly VRDN and Put, 0.27%,
       11/15/25 ................................................................      4,900,000       4,900,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments,
       Refunding, Series A, Weekly VRDN and Put, 0.20%, 12/15/25 ...............      5,000,000       5,000,000
(a) Santa Clara Electric Revenue, sub. bond, Refunding, Series A, Daily VRDN and
       Put, 0.21%, 7/01/34 .....................................................      3,600,000       3,600,000
(a) Southern California Public Power Authority Power Project Revenue,
       Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.20%,
          7/01/20 ..............................................................     10,005,000      10,005,000
       Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.20%,
          7/01/20 ..............................................................     11,060,000      11,060,000
(a) Tahoe Forest Hospital District Revenue, Health Facility, Daily VRDN and Put,
       0.25%, 7/01/33 ..........................................................      2,000,000       2,000,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, Weekly VRDN and
       Put, 0.21%, 7/15/29 .....................................................      6,100,000       6,100,000
(a) University of California Regents Medical Center Pooled Revenue, Refunding,
       Series B-1, Daily VRDN and Put, 0.20%, 5/15/32 ..........................     15,000,000      15,000,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $556,699,618) ......................................                    556,699,618
    OTHER ASSETS, LESS LIABILITIES 27.3% .......................................                    208,525,785
                                                                                                 --------------
    NET ASSETS 100.0% ..........................................................                 $  765,225,403
                                                                                                 ==============

See Abbreviations on page 73.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin California Tax-Free Trust
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009 (unaudited)

                                                                        FRANKLIN
                                                        FRANKLIN       CALIFORNIA
                                                       CALIFORNIA     INTERMEDIATE     FRANKLIN
                                                         INSURED          -TERM       CALIFORNIA
                                                        TAX-FREE        TAX-FREE      TAX-EXEMPT
                                                       INCOME FUND     INCOME FUND    MONEY FUND
                                                     --------------   ------------   ------------
Assets:
   Investments in securities:
      Cost .......................................   $2,106,966,433   $665,306,993   $556,699,618
                                                     --------------   ------------   ------------
      Value ......................................   $2,106,233,626   $671,021,177   $556,699,618
   Cash ..........................................          346,968         63,241         88,348
   Receivables:
      Capital shares sold ........................        4,036,186      5,120,516    211,696,828
      Interest ...................................       32,444,103      8,915,175        636,940
                                                     --------------   ------------   ------------
         Total assets ............................    2,143,060,883    685,120,109    769,121,734
                                                     --------------   ------------   ------------
Liabilities:
   Payables:
      Investment securities purchased ............        9,853,300             --             --
      Capital shares redeemed ....................        5,130,320      1,950,779      3,718,009
      Affiliates .................................        1,418,921        457,995         99,094
      Distributions to shareholders ..............        2,634,499        752,489             --
   Accrued expenses and other liabilities ........          140,675         68,923         79,228
                                                     --------------   ------------   ------------
         Total liabilities .......................       19,177,715      3,230,186      3,896,331
                                                     --------------   ------------   ------------
            Net assets, at value .................   $2,123,883,168   $681,889,923   $765,225,403
                                                     ==============   ============   ============
Net assets consist of:
   Paid-in capital ...............................   $2,126,593,332   $684,959,315   $765,227,949
   Undistributed net investment income ...........          290,082        554,638             --
   Net unrealized appreciation (depreciation) ....         (732,807)     5,714,184             --
   Accumulated net realized gain (loss) ..........       (2,267,439)    (9,338,214)        (2,546)
                                                     --------------   ------------   ------------
            Net assets, at value .................   $2,123,883,168   $681,889,923   $765,225,403
                                                     ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2009 (unaudited)

                                                                        FRANKLIN
                                                        FRANKLIN       CALIFORNIA
                                                       CALIFORNIA     INTERMEDIATE     FRANKLIN
                                                         INSURED          -TERM       CALIFORNIA
                                                        TAX-FREE        TAX-FREE      TAX-EXEMPT
                                                       INCOME FUND     INCOME FUND    MONEY FUND
                                                     --------------   ------------   ------------
CLASS A:
   Net assets, at value ..........................   $1,866,004,128   $577,633,753   $765,225,403
                                                     --------------   ------------   ------------
   Shares outstanding ............................      157,071,666     51,391,880    765,188,591
                                                     --------------   ------------   ------------
   Net asset value per share(a) ..................   $        11.88   $      11.24   $       1.00
                                                     --------------   ------------   ------------
   Maximum offering price per share (net asset
      value per share / 95.75%, 97.75% and 100%,
      respectively) ..............................   $        12.41   $      11.50   $       1.00
                                                     --------------   ------------   ------------
CLASS B:
   Net assets, at value ..........................   $   25,321,194
                                                     --------------
   Shares outstanding ............................        2,120,359
                                                     --------------
   Net asset value and maximum offering price per
      share(a) ...................................   $        11.94
                                                     --------------
CLASS C:
   Net assets, at value ..........................   $  224,760,774   $ 85,638,365
                                                     --------------   ------------
   Shares outstanding ............................       18,708,068      7,599,008
                                                     --------------   ------------
   Net asset value and maximum offering price per
      share(a) ...................................   $        12.01   $      11.27
                                                     --------------   ------------
ADVISOR CLASS:
   Net assets, at value ..........................   $    7,797,072   $ 18,617,805
                                                     --------------   ------------
   Shares outstanding ............................          655,754      1,654,427
                                                     --------------   ------------
   Net asset value and maximum offering price per
      share ......................................   $        11.89   $      11.25
                                                     --------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin California Tax-Free Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2009 (unaudited)

                                                                                             FRANKLIN
                                                                              FRANKLIN      CALIFORNIA
                                                                             CALIFORNIA    INTERMEDIATE     FRANKLIN
                                                                               INSURED         -TERM       CALIFORNIA
                                                                              TAX-FREE       TAX-FREE      TAX-EXEMPT
                                                                             INCOME FUND    INCOME FUND    MONEY FUND
                                                                            ------------   ------------   ------------
Investment income:
   Interest .............................................................   $ 54,534,048    $14,690,965    $  703,096
                                                                            ------------    -----------    ----------
Expenses:
   Management fees (Note 3a) ............................................      4,841,188      1,551,050     1,389,550
   Distribution fees: (Note 3c)
      Class A ...........................................................        929,072        269,434            --
      Class B ...........................................................         94,706             --            --
      Class C ...........................................................        685,294        235,389            --
   Transfer agent fees (Note 3e) ........................................        261,543        105,793       108,166
   Custodian fees .......................................................         14,561          4,258         3,981
   Reports to shareholders ..............................................         40,870         15,947        14,252
   Registration and filing fees .........................................         10,297          6,833         4,413
   Professional fees ....................................................         27,216         17,760        16,176
   Trustees' fees and expenses ..........................................         32,927         10,045        11,915
   Other ................................................................         71,855         35,433        24,191
                                                                            ------------    -----------    ----------
         Total expenses .................................................      7,009,529      2,251,942     1,572,644
         Expenses waived/paid by affiliates (Note 3f) ...................             --             --      (869,548)
                                                                            ------------    -----------    ----------
            Net expenses ................................................      7,009,529      2,251,942       703,096
                                                                            ------------    -----------    ----------
               Net investment income ....................................     47,524,519     12,439,023            --
                                                                            ------------    -----------    ----------
   Realized and unrealized gains (losses):
      Net realized gain (loss) from investments .........................        628,947       (467,906)           --
      Net change in unrealized appreciation (depreciation) on
         investments ....................................................     74,850,389     20,051,037            --
                                                                            ------------    -----------    ----------
   Net realized and unrealized gain (loss) ..............................     75,479,336     19,583,131            --
                                                                            ------------    -----------    ----------
   Net increase (decrease) in net assets resulting from operations ......   $123,003,855    $32,022,154    $       --
                                                                            ============    ===========    ==========

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FRANKLIN CALIFORNIA             FRANKLIN CALIFORNIA
                                                                 INSURED                    INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                     -------------------------------   ---------------------------
                                                       SIX MONTHS                       SIX MONTHS
                                                         ENDED                             ENDED
                                                      DECEMBER 31,                      DECEMBER 31,
                                                          2009          YEAR ENDED         2009         YEAR ENDED
                                                       (UNAUDITED)     JUNE 30, 2009    (UNAUDITED)   JUNE 30, 2009
                                                     --------------   --------------   ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................   $   47,524,519   $   94,527,407   $ 12,439,023   $ 23,261,745
      Net realized gain (loss) from investments ..          628,947       (2,844,035)      (467,906)    (5,684,875)
      Net change in unrealized appreciation
         (depreciation) on investments ...........       74,850,389     (130,270,547)    20,051,037    (16,143,756)
                                                     --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .........      123,003,855      (38,587,175)    32,022,154      1,433,114
                                                     --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................      (42,571,082)     (85,101,308)   (10,935,838)   (21,317,414)
         Class B .................................         (595,440)      (1,662,730)            --             --
         Class C .................................       (4,191,444)      (6,927,938)    (1,249,106)    (1,642,458)
         Advisor Class ...........................         (156,316)         (50,507)      (282,204)        (2,135)
                                                     --------------   --------------   ------------   ------------
   Total distributions to shareholders ...........      (47,514,282)     (93,742,483)   (12,467,148)   (22,962,007)
                                                     --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................       18,696,467       23,467,087     42,645,257     20,503,056
         Class B .................................       (7,827,611)     (13,987,116)            --             --
         Class C .................................       31,335,902       33,302,435     24,359,593     23,776,300
         Advisor Class ...........................        5,439,900        2,115,249     18,140,763        153,009
                                                     --------------   --------------   ------------   ------------
   Total capital share transactions ..............       47,644,658       44,897,655     85,145,613     44,432,365
                                                     --------------   --------------   ------------   ------------
   Redemption fees ...............................               --              624             --            990
                                                     --------------   --------------   ------------   ------------
            Net increase (decrease) in net
               assets ............................      123,134,231      (87,431,379)   104,700,619     22,904,462
Net assets:
   Beginning of period ...........................    2,000,748,937    2,088,180,316    577,189,304    554,284,842
                                                     --------------   --------------   ------------   ------------
   End of period .................................   $2,123,883,168   $2,000,748,937   $681,889,923   $577,189,304
                                                     ==============   ==============   ============   ============
Undistributed net investment income included in
   net assets:
      End of period ..............................   $      290,082   $      279,845   $    554,638   $    582,763
                                                     ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        FRANKLIN CALIFORNIA
                                                                       TAX-EXEMPT MONEY FUND
                                                                   ----------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   DECEMBER 31,     YEAR ENDED
                                                                       2009          JUNE 30,
                                                                    (UNAUDITED)        2009
                                                                   ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................   $         --   $   4,088,586
      Net realized gain (loss) from investments ................             --          28,688
                                                                   ------------   -------------
         Net increase (decrease) in net assets resulting
            from operations ....................................             --       4,117,274
                                                                   ------------   -------------
   Distributions to shareholders from net investment income ....             --      (4,088,586)
                                                                   ------------   -------------
   Capital share transactions: (Note 2) ........................    195,199,747    (139,267,200)
                                                                   ------------   -------------
         Net increase (decrease) in net assets .................    195,199,747    (139,239,512)
Net assets (there is no undistributed net investment income
   at beginning or end of period):
   Beginning of period .........................................    570,025,656     709,264,168
                                                                   ------------   -------------
   End of period ...............................................   $765,225,403   $ 570,025,656
                                                                   ============   =============

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                         CLASS A, CLASS B, CLASS C
CLASS A                             CLASS A, CLASS C & ADVISOR CLASS          & ADVISOR CLASS
-------                          -------------------------------------   ----------------------------
Franklin California Tax-Exempt   Franklin California Intermediate-Term   Franklin California Insured
   Money Fund                    Tax-Free Income Fund                    Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                             Semiannual Report | 63

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             64 | Semiannual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 65

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                  FRANKLIN CALIFORNIA                  FRANKLIN CALIFORNIA
                                                       INSURED                          INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                           ----------------------------------   ----------------------------------
                                              SHARES           AMOUNT              SHARES            AMOUNT
                                           -----------   --------------------   -----------   --------------------
CLASS A SHARES:
Six Months ended December 31, 2009
   Shares sold .........................    11,465,100       $ 136,320,335        9,726,596       $ 109,214,551
   Shares issued in reinvestment of
      distributions ....................     2,242,642          26,579,429          672,431           7,542,554
   Shares redeemed .....................   (12,188,759)       (144,203,297)      (6,665,967)        (74,111,848)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............     1,518,983       $  18,696,467        3,733,060       $  42,645,257
                                           ===========       =============      ===========       =============
Year ended June 30, 2009
   Shares sold .........................    29,167,937       $ 337,405,080       19,328,396       $ 210,337,015
   Shares issued in reinvestment of
      distributions ....................     4,296,933          49,692,892        1,236,042          13,446,918
   Shares redeemed .....................   (31,748,010)       (363,630,885)     (18,836,592)       (203,280,877)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............     1,716,860       $  23,467,087        1,727,846       $  20,503,056
                                           ===========       =============      ===========       =============
CLASS B SHARES:
Six Months ended December 31, 2009
   Shares sold .........................        12,649       $     151,091
   Shares issued in reinvestment of
      distributions ....................        34,531             411,056
   Shares redeemed .....................      (704,638)         (8,389,758)
                                           -----------       -------------
   Net increase (decrease) .............      (657,458)      $  (7,827,611)
                                           ===========       =============
Year ended June 30, 2009
   Shares sold .........................        73,578       $     832,721
   Shares issued in reinvestment of
      distributions ....................        90,842           1,056,458
   Shares redeemed .....................    (1,374,300)        (15,876,295)
                                           -----------       -------------
   Net increase (decrease) .............    (1,209,880)      $ (13,987,116)
                                           ===========       =============
CLASS C SHARES:
Six Months ended December 31, 2009
   Shares sold .........................     3,778,717       $  45,328,649        2,517,604       $  28,329,269
   Shares issued in reinvestment of
      distributions ....................       229,833           2,756,002           67,432             758,772
   Shares redeemed .....................    (1,394,479)        (16,748,749)        (421,197)         (4,728,448)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............     2,614,071       $  31,335,902        2,163,839       $  24,359,593
                                           ===========       =============      ===========       =============
Year ended June 30, 2009
   Shares sold .........................     6,066,207       $  70,773,138        3,372,119       $  36,707,062
   Shares issued in reinvestment of
      distributions ....................       366,507           4,283,092           85,595             932,866
   Shares redeemed .....................    (3,601,441)        (41,753,795)      (1,285,439)        (13,863,628)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............     2,831,273       $  33,302,435        2,172,275       $  23,776,300
                                           ===========       =============      ===========       =============


                             66 | Semiannual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   FRANKLIN CALIFORNIA                  FRANKLIN CALIFORNIA
                                                        INSURED                          INTERMEDIATE-TERM
                                                  TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                           ----------------------------------   ----------------------------------
                                              SHARES            AMOUNT             SHARES           AMOUNT
                                           -----------   --------------------   -----------   --------------------
ADVISOR CLASS SHARES:
Six Months ended December 31, 2009
   Shares sold .........................       592,602       $   6,879,091        1,775,688       $  19,671,755
   Shares issued in reinvestment of
      distributions ....................         4,143              49,184              674               7,589
   Shares redeemed .....................      (124,429)         (1,488,375)        (136,286)         (1,538,581)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............       472,316       $   5,439,900        1,640,076       $  18,140,763
                                           ===========       =============      ===========       =============
Period ended June 30, 2009(a)
   Shares sold .........................       252,413       $   2,901,997           16,051       $     171,296
   Shares issued in reinvestment of
      distributions ....................         3,639              42,024              157               1,713
   Shares redeemed .....................       (72,614)           (828,772)          (1,857)            (20,000)
                                           -----------       -------------      -----------       -------------
   Net increase (decrease) .............       183,438       $   2,115,249           14,351       $     153,009
                                           ===========       =============      ===========       =============

(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

                                                          FRANKLIN CALIFORNIA
                                                               TAX-EXEMPT
                                                               MONEY FUND
                                                                AMOUNT
                                                          -------------------
CLASS A SHARES:
Six Months ended December 31, 2009
   Shares sold ........................................      $ 401,430,380
   Shares redeemed ....................................       (206,230,633)
                                                             -------------
   Net increase (decrease) ............................      $ 195,199,747
                                                             =============
Year ended June 30, 2009
   Shares sold ........................................      $ 567,744,452
   Shares issued in reinvestment of distributions .....          3,885,276
   Shares redeemed ....................................       (710,896,928)
                                                             -------------
   Net increase (decrease) ............................      $(139,267,200)
                                                             =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 67

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class of the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                             68 | Semiannual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                             INSURED           INTERMEDIATE-TERM
                       TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                       --------------------   --------------------
Reimbursement Plans:
   Class A .........          0.10%                   0.10%
Compensation Plans:
   Class B .........          0.65%                     --
   Class C .........          0.65%                   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                             FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                              INSURED TAX-FREE       INTERMEDIATE-TERM        TAX-EXEMPT
                                                 INCOME FUND       TAX-FREE INCOME FUND       MONEY FUND
                                             -------------------   --------------------   -------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...         $304,973               $62,859               $    --
Contingent deferred sales charges
   retained...............................         $ 30,521               $10,625               $13,898

E. TRANSFER AGENT FEES

For the period ended December 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                         FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                           INSURED TAX-FREE     INTERMEDIATE-TERM         TAX-EXEMPT
                             INCOME FUND       TAX-FREE INCOME FUND       MONEY FUND
                         -------------------   --------------------   -------------------
Transfer agent fees ..         $154,270              $55,535                $73,383

F. WAIVER AND EXPENSE REIMBURSEMENTS

In efforts to prevent a negative yield for the Franklin California Tax-Exempt Money Fund, Advisers has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the fund and if necessary, make a capital infusion into the fund. These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by Advisers at any time, and without further notice. There is no guarantee that the fund will be able to avoid a negative yield.


                             Semiannual Report | 69

Franklin California Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2009, the capital loss carryforwards were as follows:

                                          FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                           INSURED TAX-FREE       INTERMEDIATE-TERM        TAX-EXEMPT
                                              INCOME FUND       TAX-FREE INCOME FUND       MONEY FUND
                                          -------------------   --------------------   -------------------
Capital loss carryforwards expiring in:
2010 ..................................       $       --             $  112,465               $   --
2011 ..................................               --                145,149                   --
2012 ..................................               --                865,726                   --
2013 ..................................               --                421,949                   --
2015 ..................................               --              1,083,972                   --
2016 ..................................               --                154,257                2,546
2017 ..................................        1,517,317              5,166,158                   --
                                              ----------             ----------               ------
                                              $1,517,317             $7,949,676               $2,546
                                              ==========             ==========               ======

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2009, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $1,326,127 and $920,632, respectively.

At December 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                          FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                            INSURED TAX-FREE     INTERMEDIATE-TERM          TAX-EXEMPT
                                               INCOME FUND      TAX-FREE INCOME FUND        MONEY FUND
                                          -------------------   --------------------   -------------------
Cost of investments ...................      $2,106,358,641         $665,195,786            $556,699,618
                                             --------------         ------------            ------------
Unrealized appreciation ...............      $   64,463,510         $ 16,308,617            $         --
Unrealized depreciation ...............         (64,588,525)         (10,483,226)                     --
                                             --------------         ------------            ------------
Net unrealized appreciation
   (depreciation) .....................      $     (125,015)        $  5,825,391            $         --
                                             ==============         ============            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                             70 | Semiannual Report

Franklin California Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended December 31, 2009, were as follows:

               FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                 INSURED TAX-FREE      INTERMEDIATE-TERM
                   INCOME FUND       TAX-FREE INCOME FUND
               -------------------   --------------------
Purchases .....    $259,489,491          $94,953,964
Sales .........    $220,737,702          $37,069,077

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories.

7. CREDIT FACILITY

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the funds renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the funds shall, in addition to interest charged on any borrowings made by the funds and other costs incurred by the funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended December 31, 2009, the funds did not utilize the Global Credit Facility.


                             Semiannual Report | 71

Franklin California Tax-Free Trust

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

At December 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through February 16, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                             72 | Semiannual Report

Franklin California Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
NATL     - National Public Financial Guarantee Corp.
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                             Semiannual Report | 73

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             74 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departmentsmay be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2009 02/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A


Item 6. Schedule of Investments. N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities  by  Closed-End Management Investment
        Company and Affiliated Purchasers.      N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST


By /s/LAURA F. FERGERSON
   ----------------------
      Laura F. Fergerson
      Chief Executive Officer -
        Finance and Administration
Date  February 25, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ----------------------
      Laura F. Fergerson
      Chief Executive Officer -
        Finance and Administration
Date  February 25, 2010


By /s/GASTON GARDEY
  ---------------------
      Gaston Gardey
      Chief Financial Officer and
        Chief Accounting Officer
Date  February 25, 2010